                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to
                 Section240.14a-11(c) or Section240.14a-12

                                  BJ SERVICES COMPANY
--------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the
                            Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 27, 2000

                            ------------------------

    The Annual Meeting of the Stockholders of BJ Services Company (the "Company") will be held on Thursday, January 27, 2000, at 11:00 a.m. local time, at The Houstonian, located at 111 North Post Oak Lane, Houston, Texas 77024, for the following purposes:

    1.  To elect three Class I directors to serve a three-year term.

    2.  To approve amendments to the BJ Services Company 1990 Stock Incentive
       Plan.

    3.  To approve amendments to the BJ Services Company 1995 Incentive Plan.

    4.  To approve amendments to the BJ Services Company 1997 Incentive Plan.

    5. To transact such other business as may properly come before the meeting and any adjournments.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    All stockholders of record at the close of business on December 3, 1999 are entitled to notice of and to vote at the meeting or any adjournment. At least a majority of the outstanding shares of the Company are required to be present at the meeting or represented by proxy to constitute a quorum.

                                          By Order of the Board of Directors,

                                          [/S/ J.W. STEWART]

                                          J. W. Stewart
                                          CHAIRMAN OF THE BOARD, PRESIDENT
                                          AND CHIEF EXECUTIVE OFFICER

Houston, Texas
December 20, 1999

                             YOUR VOTE IS IMPORTANT
TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

                              BJ SERVICES COMPANY

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

    This proxy statement is furnished to stockholders of BJ Services Company, a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company (the "2000 Annual Meeting"), to be held at The Houstonian, located at 111 North Post Oak Lane, Houston, Texas 77024, on Thursday, January 27, 2000, at 11:00 a.m. local time, and at any and all adjournments. Stockholders of record at the close of business on December 3, 1999 will be entitled to notice of and to vote at the meeting and at all adjournments.

    When a properly executed proxy is received prior to the meeting, the shares represented will be voted at the meeting in accordance with the directions noted. A proxy may be revoked at any time before it is exercised by submitting a written revocation or a later-dated proxy to the Secretary of the Company, or by attending the meeting in person and so notifying the inspector of elections.

    Management does not intend to present any business for a vote at the meeting, other than (i) the election of directors and (ii) the approval of amendments to the BJ Services Company 1990 Stock Incentive Plan, 1995 Incentive Plan and 1997 Incentive Plan (the "Plan Amendments"). Unless stockholders specify otherwise in their proxies, proxies will be voted FOR the election of director nominees listed in this proxy statement and FOR the approval of each of the Plan Amendments. If other matters requiring the vote of stockholders properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies held by them in accordance with their judgment on such matters.

    The complete mailing address of the Company's executive offices is 5500 Northwest Central Drive, Houston, Texas 77092. The approximate date on which this proxy statement and the accompanying proxy card were first sent or given to the stockholders of the Company is December 22, 1999.

                               VOTING SECURITIES

    On December 3, 1999, the record date, there were outstanding and entitled to vote 75,820,745 shares of the Company's Common Stock, held of record by approximately 1,968 persons. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held on the record date. Cumulative voting is not permitted under the Company's Certificate of Incorporation or Bylaws.

    Owners of more than 5% of the outstanding voting securities of the Company are set forth in the following table. At the record date, management knew of no person that beneficially owned more than 5% of the outstanding Common Stock or warrants to purchase Common Stock of the Company, other than as set forth in the table.

                                                                  NUMBER OF   PERCENT OF
TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNERS         SHARES       CLASS
--------------  ------------------------------------------------  ---------   ----------
Common Stock    FMR Corporation                                   7,242,076(a)     9.6%
                82 Devonshire Street
                Boston, Massachusetts 02109
Common Stock    T. Rowe Price Associates, Inc.                    5,090,000(b)     6.7%
                100 E. Pratt Street
                Baltimore, Maryland 21202

------------------------

(a) As of January 31, 1999, based on information filed by FMR Corp., Fidelity Management & Research Company, Fidelity Management Trust Company and Fidelity International Limited beneficially owned in the aggregate 7,242,076 shares of Common Stock.

(b) As of February 12, 1999, based on information filed by T. Rowe Price Associates, Inc.

                             ELECTION OF DIRECTORS

    The Company's Bylaws provide for the Board of Directors to serve in three classes having staggered terms of three years each. Three Class I directors will be elected at the 2000 Annual Meeting of Stockholders to serve for a three-year term expiring at the Annual Meeting of Stockholders in the year 2003. Pursuant to the Company's Bylaws, in case of a vacancy on the Board of Directors, a majority of the remaining directors of the class in which the vacancy occurs will be empowered to elect a successor, and the person so elected will hold office for the remainder of the full term of the director whose death, retirement, resignation, disqualification or other cause created the vacancy, and thereafter until the election of a successor director.

    The persons whose names are set forth as proxies in the enclosed proxy card will vote all shares over which they have discretionary authority "FOR" the election of the nominees named below unless otherwise directed. Although the Board of Directors of the Company does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED TO ELECT EACH DIRECTOR NOMINEE.

    The following table sets forth, for each nominee for election as a Class I director, his name, his principal occupation, his age and the year in which he first became a director of the Company. The nominees have consented to be named in this proxy statement and to serve as directors, if elected.

                                                                                       DIRECTOR
NAME                                 PRINCIPAL OCCUPATION                     AGE       SINCE      CLASS
----                ------------------------------------------------------  --------   --------   --------
R. A. LeBlanc       Mr. LeBlanc served in various executive positions with     69        1994        I
                    Keystone International, Inc., a manufacturer of flow
                    control products, including Chairman of the Board,
                    Chief Executive Officer and a director, from 1959
                    until his retirement in 1995.

Michael E. Patrick  Chief Investment Officer for The Meadows Foundation        55        1995        I
                    since December 1, 1995; consultant from 1994 to 1995.
                    Executive Vice President, Chief Financial Officer and
                    a director of Lomas Financial Corporation, parent, and
                    President and Chief Operating Officer of two
                    subsidiaries, Lomas Mortgage USA and Lomas Information
                    Systems, Inc., from 1992 to December 31, 1993. The
                    Lomas companies were engaged in mortgage banking, real
                    estate and information systems. Lomas Financial
                    Corporation and Lomas Mortgage USA filed for
                    bankruptcy protection in October 1995. From 1984 to
                    1991, Mr. Patrick was Executive Vice Chancellor for
                    Asset Management of the University of Texas System,
                    where he was responsible for the investment of all
                    endowment funds. Mr. Patrick is also currently a
                    director of Cooper Cameron Corporation.

John R. Huff        Chairman, President and Chief Executive Officer of         53        1992        I
                    Oceaneering International, Inc., an oilfield services
                    corporation (Oceaneering). Mr. Huff has been
                    President, Chief Executive Officer and a director of
                    Oceaneering since 1986 and Chairman of the Board since
                    1990. Mr. Huff is also a director of Triton Energy and
                    Suncor Energy.

INFORMATION CONCERNING OTHER DIRECTORS

    The following table sets forth certain information for those directors whose present terms will continue after the 2000 Annual Meeting. The terms of the Class II and Class III directors named below will expire at the 2001 and 2002 Annual Meetings of Stockholders, respectively.

                                                                                        DIRECTOR
NAME                                   PRINCIPAL OCCUPATION                    AGE       SINCE      CLASS
----                    ---------------------------------------------------  --------   --------   --------
Don D. Jordan           Chairman of the Board and a director of Reliant         67        1990        II
                        Energy, Inc., a diversified international energy
                        services company that has operations in all
                        segments of the energy chain that bring natural gas
                        and electricity to customers. Mr. Jordan has been
                        employed by various subsidiaries of Reliant
                        Energy, Inc. since 1956. He currently serves as a
                        director of Chase Bank of Texas, N.A., Utech Joint
                        Venture, and AEGIS Insurance Services. Mr. Jordan
                        has announced his intention to retire from his
                        positions with Reliant Energy on December 31, 1999.

Michael McShane         Senior Vice President-Finance and Chief Financial       45        1990        II
                        Officer of the Company. Mr. McShane joined the
                        Company in 1987 from Reed Tool Company, an oilfield
                        tool company, where he was employed for seven
                        years. At Reed Tool Company, he held various
                        financial management positions.

L. William Heiligbrodt  Currently, a private investor and consultant to         58        1992       III
                        Service Corporation International, a funeral
                        services corporation ("SCI"). President and Chief
                        Operating Officer of SCI until February 1999, he
                        had served in various management positions with SCI
                        since February 1990. Prior to joining SCI,
                        Mr. Heiligbrodt served as President of Provident
                        Services, Inc. from March 1988 to February 1990.
                        Prior to that, he served for five years as Vice
                        Chairman and Chief Executive Officer of WEDGE
                        Group, Incorporated, a multi-industry holding
                        company.

J. W. Stewart           Chairman of the Board, President and Chief              55        1990       III
                        Executive Officer of the Company. Mr. Stewart
                        joined Hughes Tool Company in 1969 as Project
                        Engineer and served as Vice President-Legal and
                        Secretary of Hughes Tool Company and as Vice
                        President-Operations for a predecessor of the
                        Company prior to being named President of the
                        Company in 1986.

James L. Payne          Since 1990, Chief Executive Officer of Santa Fe         62        1999       III
                        Snyder Corporation ("Santa Fe"), a company engaged
                        in the exploration, development and production of
                        crude oil and natural gas. Mr. Payne also served as
                        Chairman of the Board from 1990 until May 1999.
                        Following four years as senior vice
                        president-exploration of Santa Fe Energy Company (a
                        predecessor of Santa Fe), then a wholly owned
                        subsidiary of Santa Fe Pacific Corporation,
                        Mr. Payne was named president of Santa Fe in 1986,
                        a position he held until April 1998, and chairman
                        in 1990. Mr. Payne is also a director of Nabors
                        Industries.

    The following table sets forth the beneficial ownership of Common Stock as of December 3, 1999 by each current director and nominee, by each executive officer named in the Summary Compensation Table and by all current directors and executive officers as a group.

                                                                AMOUNT AND
                                                                 NATURE OF
                                                                BENEFICIAL
NAME OR GROUP                                                 OWNERSHIP(1)(2)
-------------                                                 ---------------
L. William Heiligbrodt......................................        54,000
John R. Huff................................................        34,000
Don D. Jordan...............................................        55,000
R. A. LeBlanc...............................................        74,500
James E. McCormick(4).......................................        44,000
Michael E. Patrick..........................................        38,000
James L. Payne..............................................        10,000
J. W. Stewart...............................................       921,691
Michael McShane.............................................       220,180
Kenneth Williams............................................       195,477
Thomas H. Koops.............................................       183,911
David D. Dunlap.............................................        89,271
All current directors and executive officers as a group
  (16 persons)(3)...........................................     2,424,515

------------------------

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. As of December 3, 1999, no officer or director owned in excess of 1% of the Company's Common Stock except Mr. Stewart, who owned 1.19%.

(2) Includes the following shares subject to options granted pursuant to the BJ Services Company 1990 Stock Incentive Plan (the "1990 Stock Incentive Plan"), the BJ Services Company 1995 Incentive Plan (the "1995 Incentive Plan") and the BJ Services Company 1997 Incentive Plan (the "1997 Incentive Plan") and exercisable within 60 days: Mr. Heiligbrodt--52,000 shares;
    Mr. Huff--34,000 shares; Mr. Jordan--54,000 shares; Mr. LeBlanc--44,000 shares; Mr. McCormick--42,000 shares; Mr. Patrick--38,000 shares;
    Mr. Payne--10,000 shares; Mr. Stewart--745,363 shares; Mr. McShane--127,716 shares; Mr. Williams--133,770 shares; Mr. Koops--131,802 shares;
    Mr. Dunlap--66,092 shares.

(3) All current directors and executive officers as a group owned beneficially an aggregate of approximately 3.12% of the Company's Common Stock.

(4) Mr. McCormick will retire from the Board of Directors following the Annual Meeting on January 27, 2000.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

    During fiscal 1999, the Board of Directors held seven meetings of the full Board and nine meetings of committees. During fiscal 1999, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of the Board on which he served. During fiscal 1999, directors who were not employees of the Company were paid a monthly retainer of $2,500 for service on the Board, an attendance fee of $1,250 for the first meeting of the Board or any of its committees attended in one day, and $800 for each additional meeting attended in the same day. Committee chairmen who are not Company employees receive an additional 50% of the meeting fee. In addition, under the terms of the Company's 1990 Stock Incentive Plan, 1995 Incentive Plan, and 1997 Incentive Plan, the non-employee directors receive annual automatic grants of options to purchase 8,000 shares of Common Stock effective the fourth Thursday of October each year at an exercise price equal to the per share price of the last sale of

Common Stock on the trading day prior to the date of grant. Employees of the Company are not paid any directors' fees. No member of the Board of Directors was paid any compensation in the Company's 1999 fiscal year for his service as a director of the Company other than the standard compensation arrangement for directors and reimbursement of expenses.

    On January 28, 1999, the Board of Directors appointed members to serve on the Audit Committee, the Executive Compensation Committee and the Nominating Committee. The Nominating Committee held one meeting during fiscal 1999. The Executive Compensation Committee met six times and the Audit Committee met two times during that period.

    The responsibilities of the Audit Committee, which in 1999 was composed of Messrs. McCormick (Chairman), Jordan, Huff, LeBlanc and Patrick, include reviewing the scope and results of the annual audit of the Company's consolidated financial statements with the independent auditors, internal auditors and management; reviewing the independence of the independent auditors and the internal auditors; reviewing actions by management on the independent and internal auditors' recommendations; and meeting with management, the internal auditors and the independent auditors to review the effectiveness of the Company's system of internal control and internal audit procedures. To promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management.

    The responsibilities of the Executive Compensation Committee, composed of Messrs. Jordan (Chairman), Heiligbrodt, Huff, Patrick and Payne, include reviewing the Company's executive salary and bonus structure; reviewing the Company's employee stock incentive plans, thrift plan and employee stock purchase plan as well as other incentive alternatives; reviewing the Company's perquisite program; and recommending directors' fees.

    The responsibilities of the Nominating Committee, composed of Messrs. Heiligbrodt (Chairman), LeBlanc and Payne, include selecting candidates to fill vacancies on the Board of Directors; reviewing the structure and composition of the Board; and considering qualifications required for continued Board service. The Committee also considers nominees recommended by stockholders in accordance with the Company's Bylaws. Stockholders desiring to make such recommendations should timely submit the candidate's name, together with biographical information and the candidate's written consent to be nominated and, if elected, to serve to: Chairman, Nominating Committee of the Board of Directors of BJ Services Company, P.O. Box 4442, Houston, Texas 77210-4442.

                                APPROVAL OF THE
                     AMENDMENTS TO THE BJ SERVICES COMPANY
                           1990 STOCK INCENTIVE PLAN,
                  1995 INCENTIVE PLAN AND 1997 INCENTIVE PLAN

    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PLAN AMENDMENTS AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED PLAN AMENDMENTS. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE 2000 ANNUAL MEETING IS REQUIRED TO APPROVE THE PROPOSED PLAN AMENDMENTS.

PROPOSALS 2, 3 AND 4.    AMENDMENTS TO THE BJ SERVICES COMPANY INCENTIVE PLANS

    At the Annual Meeting, you are being asked to approve an amendment to each of the Company's three Incentive Plans: the 1990 Incentive Plan, the 1995 Incentive Plan and the 1997 Incentive Plan (together, the "Plans"). The amendment to each Plan modifies certain provisions of the Plan relating to the treatment of non-qualified stock options granted to non-employee directors ("Director Options") upon a change of control of the Company (as defined in the Plans). The Board of Directors has proposed these amendments because it believes that the Company's non-employee directors should be placed in the same position as employees of the Company upon a change of control so that they are also able to realize the inherent value in their stock options.

    The amendments provide that, upon the occurrence of a change in control in which the consideration offered to stockholders of the Company is common stock of a publicly-traded entity acquiring the Company (the "Acquiring Entity"), outstanding Director Options will be assumed by the Acquiring Entity and will become new options ("New Options") to purchase common stock of the Acquiring Entity ("Acquiror Stock"). The amendments further provide that after a change in control, each such option will be exercisable for the remainder of its original term (ten years after the date of grant) regardless of any termination of the non-employee director's membership on the Company Board or the board of directors of the Acquiring Entity. Prior to the amendments, in the event of a change in control each Director Option expired one year after the change in control. Additionally, the amendments allow each non-employee director to surrender the New Options to the Acquiring Entity during the 90-day period following the change in control in return for cash or shares of Acquiror Stock, as determined by the Acquiring Entity, equal in value to the higher of (a) the per share consideration received by stockholders of the Company in the change in control or (b) the highest per share price for the Common Stock of the Company during the period beginning with the public announcement of the proposed change in control and ending at the date of the change in control, in each case minus the option exercise price.

    The amendments also provide that if the consideration offered to stockholders of the Company in connection with a change in control consists of cash or stock that is not publicly-traded, upon the occurrence of such change of control, each non-employee director will surrender his outstanding Director Options in exchange for a cash payment equal to the Black-Scholes value of such options as of the date of the change in control, without discount for risk of forfeiture and non-transferability.

    The Board of Directors has unanimously approved the Plan Amendments and unanimously recommends that the Company stockholders vote FOR approval of each of the proposals containing the Plan Amendments. The affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the 2000 Annual Meeting is required to approve each of the Plan Amendments. You will vote on each Plan Amendment separately, even though the text of the Amendments is virtually identical. The approval or disapproval of one of the Plan Amendments will not affect the approval or disapproval of the other amendments. The Plan Amendments are attached to this proxy statement as Appendices A, B and C. Copies of the Plans may be obtained by any stockholder upon request to the Secretary of the Company.

SUMMARY OF EXISTING TERMS OF THE PLANS

TYPES OF AWARDS AVAILABLE

    Each of the Plans permits the granting of the following types of awards: stock options ("Options") to purchase shares of Common Stock to employees, officers and non-employee directors ("Optionees"), which may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not constitute Incentive Stock Options ("Non-qualified Options"); stock-based awards ("Performance Stock," "Performance Units" and "Bonus Stock") to employees and officers ("Employee Grantees") and cash awards ("Tandem Cash Tax Rights," "Performance Cash Awards" or "Bonus Cash Awards," collectively referred to as "Cash Awards") to Employee Grantees. Options, Performance Stock, Performance Units, Bonus Stock and Cash Awards are collectively referred to herein as "Awards."

ELIGIBILITY FOR PARTICIPATION

    Options granted to non-employee directors shall be Non-qualified Options, and non-employee directors shall not be eligible to receive any other Award. Incentive Stock Options may be granted only to individuals who are employees and officers (whether or not they are directors) of the Company or any "Parent Corporation" or any "Subsidiary Corporation" (as defined in Section 424 of the Code) of the Company, and Non-qualified Options, Performance Stock, Performance Units, Bonus Stock and Cash Awards may be granted only to individuals who are employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. As of the date of this Proxy Statement, approximately 300 employees and six non-employee directors are eligible to participate in the Plans.

SHARES SUBJECT TO THE PLANS

    Each Plan provides for the issuance upon the purchase of Common Stock acquired through such Plan's Awards of up to an aggregate of 3,000,000 shares of Common Stock, all of such shares being subject to adjustment in the event of stock splits and certain other corporate events; see "--Adjustments to Shares." Such shares of Common Stock may be authorized but unissued shares or reacquired shares. Each share of Common Stock issued pursuant to the Plans will be fully paid and nonassessable and will include one-half of a preferred share purchase right under the Company's Rights Plan. As of December 15, 1999 a total of 6,545,362 Options have been granted under the Plans, which includes 306,000 Options to non-employee directors of the Company; 44,000 Options to Mr. LeBlanc; 40,000 Options to Mr. Patrick; 52,000 Options to Mr. Huff; 1,200,974 Options to Mr. Stewart; 450,632 Options to Mr. McShane; 283,768 Options to Mr. Williams; 337,296 Options to Mr. Koops; 168,064 Options to
Mr. Dunlap; 2,440,734 Options total to the five named executive officers of the Company; and 3,798,628 Options to all other employees. The market price per share of the Common Stock underlying such Options was $37.375 as of December 15, 1999, based on the closing price of the Common Stock as reported in THE WALL STREET JOURNAL on December 16, 1999.

ADMINISTRATION

    Under the terms of the Plans, each Plan is administered by the Executive Compensation Committee of the Board of Directors, consisting of two or more directors of the Company appointed by the Board of Directors. Subject to the terms and conditions of the Plans, the Executive Compensation Committee has authority to determine the employees who are to be granted Awards, the number of shares to be issued pursuant to such Awards and, within the limits of the Plans, the exercise price of Options (other than Options granted to non-employee directors), to interpret the Plans and all Options and Awards and to administer the Plans. Under the 1997 Incentive Plan, the Executive Compensation Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plans to the President of the Company, subject to such limitations on such delegated powers and duties as the committee may impose, except that the President may not grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer or a director of the Company or otherwise subject to Section 16(b) of the Securities Act of 1933, as amended.

OPTIONS

    The Executive Compensation Committee has the authority to grant to the Employee Optionees, prior to the termination of and subject to the terms and conditions of the Plans, Options that will be in such form as the Executive Compensation Committee may from time to time approve. (For a description of Director Options automatically granted to non-employee directors of the Company, see "--Non-Employee Directors' Options.") The Executive Compensation Committee also has the authority to determine whether Options granted to Employee Optionees will be Incentive Stock Options or Non-qualified Options; provided, however, only employees of the Company, its Parent Corporation or a Subsidiary Corporation (as defined in Section 424 of the Code) may be granted Incentive Stock Options. No Employee Optionee may receive more than 250,000 Options under each Plan during any calendar year.

    To exercise an Option granted under any of the Plans, the person entitled to exercise the Option must deliver to the Company payment in full for the shares being purchased, together with any required withholding tax in the case of the exercise of a Non-qualified Option. The payment must either be in cash or check acceptable to the Company or through delivery to the Company of shares of Common Stock already owned by the person (provided that if such shares were acquired pursuant to the prior exercise of a Company-granted option, such shares must have been owned for at least six months) or sale through a broker, or by any combination thereof. The value of each share of Common Stock delivered will be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the Option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL.

    The price at which shares of Common Stock may be purchased upon the exercise of a Non-qualified Option shall be equal to the fair market value per share of Common Stock at the time of the grant as determined by the Executive Compensation Committee, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL. Under the 1997 Incentive Plan, the purchase price per share of Common Stock shall not be less than the per share price of the last sale of Common Stock on the trading day prior to the grant of such Option. Under the 1990 Stock Incentive Plan and the 1995 Incentive Plan, the purchase price per share of Common Stock shall not be less than the lesser of (a) the per share price of the last sale of Common Stock on the trading day prior to the grant of the option and (b) the arithmetic average of the closing prices per share of Common Stock on all trading days during the 90 day period before the date of grant.

    In the case of Options granted to non-employee directors, the exercise price of each Option shall be equal to the per share price of the last sale of Common Stock on the trading day prior to the date of grant relating to such Option, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL.

    In the case of the exercise of an Incentive Stock Option, the purchase price per share of Common Stock will be equal to the fair market value per share of Common Stock at the time the Incentive Stock Option is granted as determined by the Executive Compensation Committee, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and shall not be less than the per share price of the last sale of Common Stock on the trading day prior to the date of grant; provided, however, that the exercise price per share of Common Stock shall be at least 110% of the fair market value per share of Common Stock at the time of grant if the Employee Optionee, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary Corporation.

    The exercise price for Options shall be subject to appropriate adjustments in the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like.

    Under the 1997 Incentive Plan, the Executive Compensation Committee may, in its discretion, provide in an option agreement (other than an Incentive Stock Option agreement) that the option right granted to the individual may be transferred as provided in such option agreement.

NON-EMPLOYEE DIRECTORS' OPTIONS

    Subject in each case to the limitation on the number of shares of Common Stock included in each Plan, each director of the Company who is neither an employee nor officer of the Company, its subsidiaries or affiliated entities, is eligible to receive an automatic grant of Director Options. Each non-employee director of the Company will be granted, as of the date of his initial election, a Non-qualified Option under the 1997 Incentive Plan to purchase 2,000 shares of Common Stock. Annually, on the fourth Thursday of October of each year until the expiration of the 1997 Incentive Plan, each non-employee director on such date will receive a grant of a Non-qualified Option to purchase 8,000 shares of Common Stock. Other than the foregoing provisions, the terms and provisions of Director Options are generally the same as the terms and provisions of other Non-qualified Options awarded under the Plan, except that the options granted to non-employee directors vest immediately upon award.

PERFORMANCE STOCK, PERFORMANCE UNITS AND BONUS STOCK

    The Executive Compensation Committee has the authority to grant Awards to Employee Grantees, which in the case of Performance Stock will be shares of Common Stock subject to a Performance Period (as defined below), in the case of Performance Units will represent a phantom share of Common Stock subject to a Performance Period, and in the case of Bonus Stock will be shares of Common Stock that are not subject to a Performance Period.

TANDEM CASH TAX RIGHTS, PERFORMANCE CASH AWARDS AND BONUS CASH AWARDS

    With respect to a Performance Stock or Performance Unit Award, the Executive Compensation Committee may grant a Tandem Cash Tax Right that will entitle a recipient to receive a cash amount from the Company sufficient to gross up the value of such Award to equal its value before any federal, state and other taxes payable thereon. Cash Awards may also include Performance Cash Awards, which shall not be paid prior to six months from the beginning of the Performance Period, subject to achievement of certain performance goals (as determined by the Executive Compensation Committee, in its discretion).

    The Executive Compensation Committee may, from time to time and subject to the provisions of the Plans, grant Bonus Cash Awards to employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Cash Awards are cash payments that are not subject to a Performance Period.

CHANGE OF CONTROL

    The Plans currently provide that upon the occurrence of a Change of Control (defined generally as certain acquisitions by a person, entity or group of 25% or more of the Common Stock or 25% of the combined voting power of the then outstanding voting securities of the Company or certain reorganizations, mergers, consolidations or liquidations), each Option that is not then immediately exercisable in full shall be immediately exercisable in full. In addition, upon the occurrence of a Change of Control, each share of Performance Stock and each Performance Unit that was previously granted under the Plans and that is not then immediately vested in full will be immediately vested in full.

AMENDMENT AND TERMINATION

    The Board of Directors in its discretion may amend, suspend or terminate the Plans; PROVIDED that any amendment that would (i) extend the period within which Awards may be granted under the Plans, (ii) increase the aggregate number of shares of Common Stock to be optioned or awarded under the Plans (other than as prescribed for changes in capitalization as described herein), (iii) reduce the Option exercise prices per share of Common Stock provided in the Plans, (iv) change the class of persons to whom Awards may be made under the Plans, (v) modify provisions relating to the grant of Options to non-employee directors or
(vi) grant Options to non-employee directors other than pursuant to existing provisions of the Plans would require the approval of the stockholders of the Company; and PROVIDED, FURTHER, that no amendment, suspension or termination of the Plans may cause the Plans to fail to meet the requirements of Rule 16b-3 of the Exchange Act or may, without the consent of the holder of an Award, terminate an Award or adversely affect such person's rights in any material respect.

    The Executive Compensation Committee may, with the consent of the person entitled to exercise an Option, amend an Option (other than an Option granted to a non-employee director). The Executive Compensation Committee may at any time or from time to time, in its discretion (other than for Options granted to non-employee directors), accelerate the time or times at which such Option may be exercised to any earlier time or times.

ADJUSTMENTS TO SHARES

    In the event the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Executive Compensation Committee will ratably adjust the aggregate number and class of securities available under the Plans, and will make an appropriate and equitable adjustment in the number and kind of shares of Common Stock as to which all outstanding Options, or portions thereof then unexercised, are exercisable, so that after such event the shares of Common Stock subject to the Plans and the proportionate interest of each Option or Award will be maintained as before the occurrence of such event. Any such adjustment made by the Executive Compensation Committee will be final and binding upon the Company and all other interested persons.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS

    A grant of a Non-qualified Option, including a Director Option, pursuant to the Plans results in no taxable income to the Option recipient or deduction to the Company at the time it is granted. Upon exercising such an Option, the Optionee will realize taxable ordinary income in the amount of the difference between the Option exercise price and the then fair market value of the shares of Common Stock acquired. If the Optionee retains the stock received as a result of the exercise of an Option for at least two years from the date of the grant and one year from the date of exercise, then any gain on the sale of such stock will be treated as capital gain. Subject to the applicable provisions of the Code, a business expense deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable ordinary income realized by the Option recipient.

    A grant of an Incentive Stock Option pursuant to the Plans does not result in taxable income to the Option recipient at the time it is granted. The Optionee would not recognize taxable income upon exercise of an Incentive Stock Option if the Optionee retains the Common Stock acquired upon exercise for at least two years from the date of grant of the Option and one year from the date of exercise (the "holding period"). Any gain on the sale of such Common Stock after the holding period will be treated as a capital gain. The Company would not be entitled to any business expense deduction upon the grant or exercise of an Incentive Stock Option or the disposition of the shares of Common Stock so acquired.

    If, however, the Optionee disposes of the shares of Common Stock acquired upon exercise of an Incentive Stock Option before the end of the holding period, the Optionee will realize taxable ordinary income equal to the lesser of
(1) the gain realized by the Optionee upon such disposition or (2) the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise. In such event the Company would be entitled to claim a deduction for compensation paid at the same time and in the same amount as that received by the Optionee.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION COMMITTEE REPORT

    The Executive Compensation Committee of the Board of Directors consists of five directors who are not employees of the Company. The Committee reviews the Company's executive compensation program and policies each year and determines the compensation of the executive officers.

    The Committee's overall policy regarding compensation of the Company's executive officers, including Mr. Stewart, is to provide competitive salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality, and (iii) support both the short-term and long-term goals of the Company. The Executive Compensation Committee believes this approach closely links the compensation of the Company's executives to the accomplishment of Company goals that coincide with shareholder objectives.

    In addition, the Executive Compensation Committee considers the anticipated tax treatment of the Company's executive compensation program. Section 162(m) of the Code generally limits the corporate tax deduction for compensation paid to executive officers named in the Summary Compensation Table to $1 million, unless certain conditions are met. The Company's policy is to qualify all executive compensation for deduction under applicable tax laws to the maximum extent possible.

    The executive compensation program has in the past included three elements that, taken together, constitute a flexible and balanced method of establishing total compensation for the Company's executive officers. These elements are
(i) base salary, (ii) annual bonus plan awards, and (iii) long-term incentive awards, which include stock option grants and performance unit awards.

    PROVIDING COMPETITIVE LEVELS OF COMPENSATION. The Executive Compensation Committee attempts to provide the Company's executives, including Mr. Stewart, with a total compensation package that is targeted at the 75th percentile of the market for executives holding comparable positions when the Company's performance justifies the payment of compensation at such levels. The Committee determines a competitive level of compensation for each executive based on information drawn from a variety of sources, including proxy statements of other companies and surveys conducted by compensation consultants. An independent consultant periodically reviews and provides survey data to the chief executive officer and the Executive Compensation Committee to compare the Company's executive compensation with compensation levels at companies in an industry peer group.

    While the targeted value of an executive's compensation package may be competitive, its actual value may exceed or fall below competitive levels depending on performance, as discussed below.

    BASE SALARIES. The Committee periodically reviews and establishes executive base salaries. Generally, base salaries are determined according to the following factors: the individual's experience level, scope and complexity of the position held and annual performance of the individual. In addition, the Committee obtained an independent survey in the fall of 1999 for the purpose of determining 2000 base salaries. The survey data compares the Company's executives with those from both general industry and an industry peer group. Based on the survey and 1999 performance, all executives received increases including Mr. Stewart.

    THE ANNUAL BONUS PLAN. The purpose of the annual bonus plan is to provide motivation toward and reward the accomplishment of corporate annual objectives and to provide a competitive compensation package that will attract, reward and retain individuals of the highest quality. As a pay-for-performance plan, cash bonus awards are paid based upon the achievement of corporate performance objectives established for the fiscal year.

    Targeted bonus award levels for the Company's executive officers are established by the Committee each year. The Company's annual performance measures are established jointly by the Committee and management. For 1999, bonus targets for the Company's Chief Executive Officer and its other executive officers were based on earnings per share objectives. These objectives are established at three levels: entry level, expected value (target level) and over achievement level. The Committee chooses not to disclose the specific earnings per share objectives because it believes such disclosure would be detrimental to the Company's competitive position with respect to the industry. The Company's 1999 earnings per share objectives fell below the entry level and none of the executive officers, including Mr. Stewart, received a bonus for fiscal year 1999.

    LONG-TERM INCENTIVE PROGRAM: PERFORMANCE UNITS AND STOCK OPTION GRANTS. The long-term incentive program was introduced in fiscal 1993 to focus management attention on Company performance over a period of time longer than one year in recognition of the long-term horizons for return on investments and strategic decisions in the energy services industry. The program is designed to motivate management to assist the Company in achieving a high level of long-term performance and serves to link this portion of executive compensation to long-term stockholder value. Pursuant to the long-term incentive program, the Executive Compensation Committee may award performance awards to executive officers on an annual basis. From 1993 to 1997, the Committee awarded performance units to executive officers on an annual basis. Performance units were not awarded in 1998. The awards generally vest at the end of a three-year period of time, based on Company performance over such time period measured against pre-established objectives. The numbers of shares represented by such awards are designed to place the Chief Executive Officer and other executive officers at the 75th percentile of the market for total compensation when expected performance is met. Aggregate stock or option holdings of the executive have no bearing on the size of a performance award.

    Awards made in December 1999 under the long-term incentive program consisted of performance units granted under the Company's 1997 Incentive Plan. These awards will vest at the end of three years according to the Company's three year stock price performance as compared to an industry peer group index. Such performance must exceed peer group performance by predetermined percentages in order for the performance units to vest in full. Notwithstanding the foregoing, the Executive Compensation Committee is permitted by the terms of the 1997 Incentive Plan to amend the performance objectives or the vesting period for any performance award. In addition, the performance awards will vest in full upon the occurrence of a "change of control". Mr. Stewart and the other executive officers were awarded performance units in December 1999, based on the criteria described above.

    On November 23, 1999, the Committee reviewed the Company's performance for the three-year period ending September 30, 1999 for purposes of determining the performance criteria achievement level for the performance unit awards made in November 1996. The Company's stock price for the three-year measurement period exceeded the performance targets set by the Committee at the time of award, and the Compensation Committee decided that the 1996 performance units should vest at the maximum level. These targets were a comparison of the Company's stock price to the peer group established at the time of grant, which changed significantly due to mergers and acquisitions in the oilfield sector. A total of 40,924 units were converted into Common Stock and issued to executive officers.

    Under the Company's 1990 Stock Incentive Plan, 1995 Incentive Plan and 1997 Incentive Plan, the Committee may make grants of stock options to the Company's executive officers. These plans allow the Committee to promote the interests of the Company and its stockholders by encouraging the executive officers to increase their equity interest in the Company, thereby giving them added incentive to work toward the continued growth and success of the Company. No stock option grants were made following fiscal year 1999 to any of the executive officers because the stock options awarded on October 12, 1998 were intended as a two-year grant.

    KEY EMPLOYEE SHARE OPTION PLAN. In 1997, the Committee approved the BJ Services Company Key Employee Share Option Plan, called the "Keysop Plan," which allows participants to elect to receive, in lieu of salary and bonus, options to purchase certain designated mutual funds. An executive will not be taxed on the value of the mutual funds until the Keysop option is exercised, and the Company does not deduct such amount for tax purposes as compensation until the option is exercised.

                            ------------------------

    THIS REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                          Don D. Jordan, Chairman
                                          L. William Heiligbrodt
                                          John R. Huff
                                          Michael E. Patrick
                                          James L. Payne

December 9, 1999

                   PERFORMANCE GRAPH-TOTAL STOCKHOLDER RETURN
                     SEPTEMBER 1994 THROUGH SEPTEMBER 1999

    The Securities and Exchange Commission (the "SEC") requires that the Company include in its proxy statement a line graph presentation comparing cumulative, five-year total shareholder return with a general market index (S&P 500) and either an industry index or custom group of peers as selected by the Company. In the past, the Company has compared its performance against a group of companies (the "Peer Group") that for 1997 included Baker Hughes Incorporated; Camco International, Inc.; Dresser Industries, Inc.; Halliburton Company; Schlumberger N.V.; Smith International, Inc.; Western Atlas Inc. and Weatherford International Incorporated. During fiscal 1998, Baker Hughes Incorporated acquired Western Atlas Inc.; Halliburton Company acquired Dresser
Industries, Inc.; Schlumberger N.V. acquired Camco International, Inc.; and Energy Ventures Inc. acquired Weatherford International Incorporated. Due to these changes, the Peer Group includes only the following companies: Baker Hughes Incorporated, Halliburton Company, Schlumberger N.V., and Smith International, Inc.

    As required by the SEC, the Peer Group data is presented in the following chart. The graph assumes investments of $100 on September 30, 1994, and reinvestment of all dividends.

    This performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

INDEXED TOTAL STOCKHOLDER RETURN

SEPTEMBER 1994-SEPTEMBER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      BJ SERVICES COMPANY  S&P 500 INDEX  PEER GROUP
1994                 $100           $100        $100
1995                 $129           $126        $121
1996                 $185           $149        $183
1997                 $378           $205        $354
1998                 $168           $220        $176
1999                 $324           $277        $240

    The following information relates to compensation paid by the Company for fiscal 1997, 1998 and 1999 to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers in 1999:

                           SUMMARY COMPENSATION TABLE

              (A)                   (B)        (C)        (D)           (E)            (F)              (G)            (H)
                                                                                             LONG-TERM COMPENSATION
                                                                                   -------------------------------------------
                                                                                               AWARDS
                                             ANNUAL COMPENSATION                   ------------------------------    PAYOUTS
                                                                   OTHER ANNUAL                   SECURITIES        ----------
            NAME AND                         -------------------    COMPEN-        RESTRICTED     UNDERLYING          LTIP
       PRINCIPAL POSITION          YEAR      SALARY     BONUS(1)   SATION(2)       STOCK AWARDS   OPTIONS/SARS(3)   PAYOUTS(4)
-------------------------------------------
                                     ($)       ($)        ($)           ($)            ($)              (#)            ($)
J. W. Stewart                       1999     610,010          0                                             0        703,927
  Chairman, President and Chief     1998     604,508    198,192                                       240,000        376,599
  Executive Officer                 1997     568,340    778,960                                        32,224              0

Michael McShane                     1999     273,000          0                                             0        315,062
  Sr. Vice President-Finance and    1998     270,834     68,987                                        76,000        461,371
  Chief Financial Officer           1997     255,838    273,004                                        10,890              0

Kenneth A. Williams                 1999     230,004          0                                             0        261,478
  Vice President and President,     1998     227,170     49,818                                        75,000        382,833
  US Operations                     1997     210,000    159,750                                         7,434              0

Thomas H. Koops                     1999     225,000          0                                             0        253,389
  Vice President-Technology and     1998     222,168     48,735                                        76,000        370,416
  Logistics                         1997     204,840    140,405                                         7,260              0

David Dunlap                        1999     225,000          0                                             0        227,986
  Vice President and President,     1998     221,168     48,735                                        76,000        362,563
  International Operations          1997     196,674    151,506                                         7,050              0


                                  ALL OTHER
            NAME AND              COMPEN-
       PRINCIPAL POSITION         SATION(5)
J. W. Stewart                      42,999
  Chairman, President and Chief    42,123
  Executive Officer                39,480
Michael McShane                    16,932
  Sr. Vice President-Finance and   17,685
  Chief Financial Officer          15,225
Kenneth A. Williams                12,050
  Vice President and President,    12,365
  US Operations                    12,801
Thomas H. Koops                    15,902
  Vice President-Technology and    16,293
  Logistics                        13,992
David Dunlap                       10,232
  Vice President and President,    10,544
  International Operations          9,663

------------------------------

(1) Includes bonuses earned in the reported fiscal year and paid in the following fiscal year.

(2) Perquisites and other personal benefits paid or distributed during 1999 to the persons listed in the compensation table above did not exceed, with respect to any individual, the lesser of $50,000 or 10 percent of such individual's total salary and bonus.

(3) Includes options earned in the reported fiscal year and granted subsequent to the end of the reported fiscal year.

(4) Reflects shares of Common Stock issued with respect to performance awards granted under the 1990 Stock Incentive Plan. Also includes cash awards to offset the federal income tax payable by the recipients of such shares. In 1998, the Executive Compensation Committee elected to defer the vesting of a portion of Mr. Stewart's performance awards to future years to stay within the limits of Internal Revenue Code Section 162(m). The value of such performance awards, plus the associated cash tax bonus that would have been payable to Mr. Stewart, had such awards vested in 1998 with the other awards, was $654,134.

(5) The amount shown in this column is the annual Company contribution to the Company's 401(k) defined contribution plan on behalf of each executive officer.

    No stock options were awarded to executive officers of the Company for fiscal year 1999. Options earned in fiscal 1998 and granted on October 12, 1998 are included in the 1998 information.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS/SARS AT
                           SHARES                      OPTIONS/SARS AT FY-END(#)                   FY-END($)
                         ACQUIRED ON      VALUE      ------------------------------      ------------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----                     -----------   -----------   -----------      -------------      -----------      -------------
J.W. Stewart               76,000       1,929,429      663,881           282,965         13,069,093         4,801,779
Michael McShane                                        196,226            90,520          3,819,944         1,531,175
Kenneth A. Williams        20,772         490,738      110,064            84,912          2,078,671         1,455,749
Thomas H. Koops            80,180       2,101,910      107,962            85,680          2,044,727         1,469,468
David Dunlap               33,262         851,219      107,962            85,400           523,.683         1,466,810

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                                          ESTIMATED FUTURE PAYOUTS
                                                                      UNDER NON-STOCK PRICE-BASED PLANS
                                                                    -------------------------------------
(A)                                       (B)            (C)            (D)           (E)         (F)
-----------------------------------  -------------   ------------   ------------   ---------   ----------
                                                     PERFORMANCE
                                       NUMBER OF       OR OTHER
                                     SHARES, UNITS   PERIOD UNTIL
                                       OR OTHER       MATURATION
NAME                                 RIGHTS(#)(1)    OR PAYOUT(2)   THRESHOLD(#)   TARGET(#)   MAXIMUM(#)
----                                 -------------   ------------   ------------   ---------   ----------
J.W. Stewart.......................     33,626         3 Years          5,380       22,193       33,626
Michael McShane....................      9,667         3 Years          1,547        6,380        9,667
Kenneth A. Williams................      9,247         3 Years          1,480        6,103        9,247
Thomas H. Koops....................      8,995         3 Years          1,439        5,937        8,995
David Dunlap.......................      8,995         3 Years          1,439        5,937        8,995

------------------------

(1) Awards reflected in this table represent performance units awarded under the Company's 1997 Incentive Plan. These awards were earned during fiscal 1999 and granted on December 9, 1999. For additional information regarding these awards, see "Executive Compensation--Executive Compensation Committee Report--Long-Term Incentive Program."

(2) Under the terms of the grant, the performance period is deemed to begin on October 1, 1999. The performance period is three fiscal years unless a change of control occurs, in which case the performance units would vest immediately.

                              SEVERANCE AGREEMENTS

    The Company has severance agreements with certain executive officers, including each of the named executive officers shown in the Summary Compensation Table, as well as with Matthew D. Fitzgerald, Margaret B. Shannon, Taylor M. Whichard III, and Stephen A. Wright. The severance agreements were effective August 27, 1993, except for Ms. Shannon's agreement, which was effective February 14, 1994 and Mr. Dunlap's agreement, which was effective November 27, 1995. In 1999, the Board of Directors approved amendments to the form of executive severance agreements. The following describes the terms of the form of severance agreement, as so amended. The agreements are automatically extended for an additional year at the end of each year of the agreements unless the Company has given one year's prior notice of termination. These agreements are intended to provide for continuity of management in the event of a change in control of the Company. The agreements provide that covered executive officers could be entitled to certain severance benefits following a change in control of the Company. If, following a change in control, the executive is terminated by the Company for any reason, other than for death, disability or for cause, or if such executive officer terminates his or her employment for good reason (as this term is defined in the agreements), then the executive officer is entitled to a severance payment that will be three times the sum of the executive officer's base salary and bonus amount, as defined in the agreements, plus an amount equal to three times the value of the executive's largest stock option grant in the prior three years. Option awards that are intended as two-year awards will be annualized for purposes of this calculation. The severance payment is generally made in the form of a lump sum. For a period of up to three years, the Company would also provide life, disability, accident and health insurance coverage substantially similar to the benefits provided before termination. The Company would also provide outplacement services, and would also provide retiree medical coverage if the executive were within five years of eligibility at the time of termination following a change in control.

    If a change in control occurs, the severance agreements are effective for a period of two years from the date of such change in control. Under the severance agreements, a change in control would generally include any of the following events: (i) any "person" as defined in the Securities Exchange Act of 1934, as amended, acquires 25 percent or more of the Company's voting securities; (ii) a majority of the Company's directors are replaced during a two-year period;
(iii) stockholders approve a merger, resulting in (a) 60% or less of the common stock and voting securities of the surviving corporation being owned by the same persons that owned the Common Stock of the Company immediately prior to such merger, (b) a person owning 25% or more of the surviving corporation's common stock or voting securities, or (c) replacement of a majority of the members of the Board of Directors; or (iv) the Company's stockholders approve a liquidation or sale of the Company's assets. In the event that any payments made in connection with a change in control would be subject to the excise tax imposed by Section 4999 of the Code, the Company would pay an additional payment (a "gross-up" payment) sufficient to satisfy such excise tax obligations and any additional taxes imposed with respect to such gross-up payment.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely upon a review of reports on Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and reports on Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners under Section
16(a) of the Exchange Act were complied with during fiscal 1999.

                                  SOLICITATION

    The Company will bear the cost of the solicitation of proxies. In addition to solicitation by mail, certain of the directors, officers or regular employees of the Company may, without extra compensation, solicit the return of proxies by telephone or electronic media. Arrangements will be made with brokerage houses, custodians and other fiduciaries to send proxy material to their principals, and they will be reimbursed by the Company for any out-of-pocket expenses. Georgeson & Company Inc. will assist the Company in proxy solicitation and will receive a fee of $8,000 plus reimbursement of certain charges and expenses.

                               VOTING PROCEDURES

    A majority of the outstanding shares of Common Stock present in person or represented by proxy at the 2000 Annual Meeting constitutes a quorum for the transaction of business. The inspector of elections appointed by the Company will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting. The affirmative vote of holders of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote is required for the election of each director nominee and for the approval of each of the Plan Amendments. Therefore, abstentions have the effect of a negative vote. Broker non-votes will not be taken into account in determining the outcome of the election of directors or the approval of the Plan Amendments.

                              INDEPENDENT AUDITORS

    Deloitte & Touche LLP, independent public accountants, audited the Company's consolidated financial statements for fiscal 1999, and have advised the Company that they will have a representative available at the 2000 Annual Meeting to respond to appropriate questions. Such representative will be permitted to make a statement if he desires to do so. The Company has not yet selected independent public accountants to audit its 2000 consolidated financial statements. The Company intends to engage its accountants for such purpose in May 2000.

                           PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices by August 25, 2000 to be considered for inclusion in the proxy statement and form of proxy relating to the 2001 Annual Meeting. Under the Company's Bylaws, in order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2001 Annual Meeting, such proposal must be received by the Secretary of the Company at its principal executive offices by October 29, 2000.

    The Annual Report of the Company for the year ended September 30, 1999, including audited financial statements, is enclosed with this proxy statement but does not constitute a part of the proxy soliciting material. Additional copies of the Annual Report are available without charge, upon request.

    BJ SERVICES COMPANY WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1999, WITHOUT EXHIBITS, WITHOUT CHARGE TO EACH PERSON WHO FORWARDS A WRITTEN REQUEST TO ROBERT C. COONS, DIRECTOR, CORPORATE COMMUNICATIONS, BJ SERVICES COMPANY, 5500 NORTHWEST CENTRAL DRIVE, HOUSTON, TEXAS 77092-2036.

                                                                      APPENDIX A

                                  AMENDMENT TO
                              BJ SERVICES COMPANY
                           1990 STOCK INCENTIVE PLAN
                                  (AS AMENDED)

    WHEREAS, BJ SERVICES COMPANY (the "Company") has heretofore adopted the BJ SERVICES COMPANY 1990 STOCK INCENTIVE PLAN (AS AMENDED) (the "Plan"); and

    WHEREAS, the Company desires to amend the Plan in certain respects;

    NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company, but subject to the approval of the stockholders of the Company:

    1. Article IV, Paragraph 5(b)(v) of the Plan shall be deleted and the following shall be substituted therefor:

        "(v) If the Non-Employee Director's directorship is terminated after the one year period following the date of grant for any reason (other than for the reasons specified in Article IV, Paragraphs 5(b)(ii) through 5(b)(iv)), at the expiration of a period of three months after the Non-Employee Director's directorship is so terminated except as provided in Article IV, Paragraph 5(g); provided, however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the Option Expiration Date."

    2. The first two sentences of Article IV, Paragraph 5(e) of the Plan shall be deleted and the following shall be substituted therefor:

    "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the number and kind of shares as to which all outstanding options granted under Article IV, or portions thereof then unexercised, shall be exercisable shall be appropriately adjusted to reflect the occurrence of such event, with any necessary corresponding adjustment in exercise price per share, so that the holder of each option exercised after the occurrence of such event shall be entitled to receive the aggregrate number and kind of shares which, if such option had been exercised immediately prior to such event, the holder would have owned upon such exercise and been entitled to receive by virtue of such event."

    3.  The following new Paragraph 5(g) shall be added to Article IV of the
Plan:

        "(g) CHANGE OF CONTROL. Notwithstanding any provision to the contrary in the Plan, the following additional provisions shall become effective upon the occurrence of a Change of Control:

           (i) PUBLICLY-TRADED STOCK TRANSACTION. If the consideration offered to stockholders of the Company in connection with a Change of Control consists of shares of the common stock ('New Stock') of the entity acquiring the Company or the parent company of the entity acquiring the Company (the 'Acquiring Entity') that are publicly traded, upon the occurrence of such Change of Control, the Acquiring Entity shall assume each Non-Employee Director's outstanding options to purchase Common Stock ('Prior Options') and each such Prior Option shall become an option (a 'New Option')
       (A) to purchase that number of shares of New Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of such Prior Option by the exchange ratio of Common Stock in the transaction, (B) at an exercise price per share determined by dividing the per share exercise price of such Prior Option by the exchange ratio of Common Stock in the transaction and (C) otherwise upon the same terms and conditions as such Prior Option, except that (1) such New Option shall be exercisable until the applicable Option Expiration Date regardless of any termination of a Non-Employee Director's membership on the Board or the board of directors of the Acquiring Entity following the Change of Control, and
       (2) such New Option may be surrendered to the Acquiring Entity during the 90-day period following the occurrence of the Change of Control in return for a payment in cash or shares of New Stock or a combination of cash and shares of New Stock as determined by the Acquiring Entity, equal in value to the excess of (I) the higher of (a) the per share value of the consideration received by stockholders of the Company upon the occurrence of the Change of Control (valued for such purpose as of the date of the Change of Control) or (b) the highest per share price for Common Stock of the Company during the period commencing with the public announcement of the proposed Change of Control transaction and ending upon the occurrence of the Change of Control over (II) the per share exercise price of the Common Stock of the Company under the Prior Option, multiplied by the number of shares of Common Stock of the Company subject to the Prior Option.

           (ii) OTHER TRANSACTION. If the consideration offered to stockholders of the Company in connection with a Change of Control consists of cash or of New Stock that is not publicly traded, upon the occurrence of such Change of Control, each Non-Employee Director shall surrender each of his outstanding options to purchase Common Stock to the Acquiring Entity in return for a payment in cash equal to the Black-Scholes value of such option as of the date of the Change of Control, without discount for risk of forfeiture and non-transferability. Any Black-Scholes valuation for this purpose shall be performed on a basis consistent with the methodology set forth below.

                    BLACK-SCHOLES OPTION VALUATION
The stock's current market value............................  $
                                                              ---------
Estimated future dividend yield.............................           %
                                                              ---------
The option's exercise or strike price.......................  $
                                                              ---------
Option term (in years)......................................
                                                              ---------
Risk free rate for option term..............................           %
                                                              ---------
Estimated future annual stock volatility....................
                                                              ---------
Present value as a percent of market value..................           %
                                                              ---------
Present value per share.....................................  $
                                                              ---------

    4.  As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                      APPENDIX B

                                  AMENDMENT TO
                              BJ SERVICES COMPANY
                              1995 INCENTIVE PLAN

    WHEREAS, BJ SERVICES COMPANY (the "Company") has heretofore adopted the BJ SERVICES COMPANY 1995 INCENTIVE PLAN (the "Plan"); and

    WHEREAS, the Company desires to amend the Plan in certain respects;

    NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company, but subject to the approval of the stockholders of the Company:

    1. Article IV, Paragraph 5(b)(v) of the Plan shall be deleted and the following shall be substituted therefor:

        "(v) If the Non-Employee Director's directorship is terminated after the six-month period following the date of grant for any reason (other than for the reasons specified in Article IV, Paragraphs 5(b)(ii) through 5(b)(iv)), at the expiration of a period of three months after the Non-Employee Director's directorship is so terminated except as provided in Article IV, Paragraph 5(g); provided however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the Option Expiration Date."

    2. The first sentence of Article IV, Paragraph 5(e) of the Plan shall be deleted and the following shall be substituted therefor:

    "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the number and kind of shares as to which all outstanding options granted under Article IV, or portions thereof then unexercised, shall be exercisable shall be appropriately adjusted to reflect the occurrence of such event, with any necessary corresponding adjustment in exercise price per share, so that the holder of each option exercised after the occurrence of such event shall be entitled to receive the aggregrate number and kind of shares which, if such option had been exercised immediately prior to such event, the holder would have owned upon such exercise and been entitled to receive by virtue of such event."

    3.  The following new Paragraph 5(g) shall be added to Article IV of the
Plan:

        "5(g) CHANGE OF CONTROL. Notwithstanding any provision to the contrary in the Plan, the following additional provisions shall become effective upon the occurrence of a Change of Control:

           (i) PUBLICLY-TRADED STOCK TRANSACTION. If the consideration offered to stockholders of the Company in connection with a Change of Control consists of shares of the common stock ('New Stock') of the entity acquiring the Company or the parent company of the entity acquiring the Company (the 'Acquiring Entity') that are publicly traded, upon the occurrence of such Change of Control, the Acquiring Entity shall assume each Non-Employee Director's outstanding options to purchase Common Stock ('Prior Options') and each such Prior Option shall become an option (a 'New Option')
       (A) to purchase that number of shares of New Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of such Prior Option by the exchange ratio of Common Stock in the transaction, (B) at an exercise price per share determined by dividing the per share exercise price of such Prior Option by the exchange ratio of Common Stock in the transaction and (C) otherwise upon the same terms and conditions as such Prior Option, except that (1) such New Option shall be exercisable until the applicable Option Expiration Date regardless of any termination of a Non-Employee Director's membership on the Board or the board of directors of the Acquiring Entity following the Change of Control, and (2) such New Option may be surrendered to the Acquiring Entity during the 90-day period following the occurrence of the Change of Control in return for a payment in cash or shares of New Stock or a combination of cash and shares of New Stock as determined by the Acquiring Entity, equal in value to the excess of (I) the higher of (a) the per share value of the consideration received by stockholders of the Company upon the occurrence of the Change of Control (valued for such purpose as of the date of the Change of Control) or (b) the highest per share price for Common Stock of the Company during the period commencing with the public announcement of the proposed Change of Control transaction and ending upon the occurrence of the Change of Control over (II) the per share exercise price of the Common Stock of the Company under the Prior Option, multiplied by the number of shares of Common Stock of the Company subject to the Prior Option.

           (ii) OTHER TRANSACTION. If the consideration offered to stockholders of the Company in connection with a Change of Control consists of cash or of New Stock that is not publicly traded, upon the occurrence of such Change of Control, each Non-Employee Director shall surrender each of his outstanding options to purchase Common Stock to the Acquiring Entity in return for a payment in cash equal to the Black-Scholes value of such option as of the date of the Change of Control, without discount for risk of forfeiture and non-transferability. Any Black-Scholes valuation for this purpose shall be performed on a basis consistent with the methodology set forth below.

                    BLACK-SCHOLES OPTION VALUATION
The stock's current market value............................  $
                                                              ---------
Estimated future dividend yield.............................           %
                                                              ---------
The option's exercise or strike price.......................  $
                                                              ---------
Option term (in years)......................................
                                                              ---------
Risk free rate for option term..............................           %
                                                              ---------
Estimated future annual stock volatility....................
                                                              ---------
Present value as a percent of market value..................           %
                                                              ---------
Present value per share.....................................  $
                                                              ---------

    4.  As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                      APPENDIX C

                                  AMENDMENT TO
                              BJ SERVICES COMPANY
                              1997 INCENTIVE PLAN

    WHEREAS, BJ SERVICES COMPANY (the "Company") has heretofore adopted the BJ SERVICES COMPANY 1997 INCENTIVE PLAN (the "Plan"); and

    WHEREAS, the Company desires to amend the Plan in certain respects;

    NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company, but subject to the approval of the stockholders of the Company:

    1. Article IV, Paragraph 5(b)(iv) of the Plan shall be deleted and the following shall be substituted therefor:

        "(iv) If the Non-Employee Director's directorship is terminated for any reason (other than for the reasons specified in Article IV, Paragraphs 5(b)(i), 5(b)(ii) or 5(b)(iii)), at the expiration of a period of three months after the Non-Employee Director's directorship is so terminated except as provided in Article IV, Paragraph 5(g); provided however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the Option Expiration Date."

    2. The first sentence of Article IV, Paragraph 5(e) of the Plan shall be deleted and the following shall be substituted therefor:

    "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the number and kind of shares as to which all outstanding options granted under Article IV, or portions thereof then unexercised, shall be exercisable shall be appropriately adjusted to reflect the occurrence of such event, with any necessary corresponding adjustment in exercise price per share, so that the holder of each option exercised after the occurrence of such event shall be entitled to receive the aggregrate number and kind of shares which, if such option had been exercised immediately prior to such event, the holder would have owned upon such exercise and been entitled to receive by virtue of such event."

    3.  The following new Paragraph 5(g) shall be added to Article IV of the
Plan:

        "5(g) CHANGE OF CONTROL. Notwithstanding any provision to the contrary in the Plan, the following additional provisions shall become effective upon the occurrence of a Change of Control:

           (i) PUBLICLY-TRADED STOCK TRANSACTION. If the consideration offered to stockholders of the Company in connection with a Change of Control consists of shares of the common stock ('New Stock') of the entity acquiring the Company or the parent company of the entity acquiring the Company (the 'Acquiring Entity') that are publicly traded, upon the occurrence of such Change of Control, the Acquiring Entity shall assume each Non-Employee Director's outstanding options to purchase Common Stock ('Prior Options') and each such Prior Option shall become an option (a 'New Option')
       (A) to purchase that number of shares of New Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of such Prior Option by the exchange ratio of Common Stock in the transaction, (B) at an exercise price per share determined by dividing the per share exercise price of such Prior Option by the exchange ratio of Common Stock in the transaction and
       (C) otherwise upon the same terms and conditions as such Prior Option, except that (1) such New Option shall be exercisable until the applicable Option Expiration Date regardless of any termination of a Non-Employee Director's membership on the Board or the board of directors of the Acquiring Entity following the Change of Control, and (2) such New Option may be surrendered to the Acquiring Entity during the 90-day period following the occurrence of the Change of Control in return for a payment in cash or shares of New Stock or a combination of cash and shares of New Stock as determined by the Acquiring Entity, equal in value to the excess of (I) the higher of (a) the per share value of the consideration received by stockholders of the Company upon the occurrence of the Change of Control (valued for such purpose as of the date of the Change of Control) or (b) the highest per share price for Common Stock of the Company during the period commencing with the public announcement of the proposed Change of Control transaction and ending upon the occurrence of the Change of Control over (II) the per share exercise price of the Common Stock of the Company under the Prior Option, multiplied by the number of shares of Common Stock of the Company subject to the Prior Option.

           (ii) OTHER TRANSACTION. If the consideration offered to stockholders of the Company in connection with a Change of Control consists of cash or of New Stock that is not publicly traded, upon the occurrence of such Change of Control, each Non-Employee Director shall surrender each of his outstanding options to purchase Common Stock to the Acquiring Entity in return for a payment in cash equal to the Black-Scholes value of such option as of the date of the Change of Control, without discount for risk of forfeiture and non-transferability. Any Black-Scholes valuation for this purpose shall be performed on a basis consistent with the methodology set forth below.

                    BLACK-SCHOLES OPTION VALUATION
The stock's current market value............................  $
                                                              ---------
Estimated future dividend yield.............................           %
                                                              ---------
The option's exercise or strike price.......................  $
                                                              ---------
Option term (in years)......................................
                                                              ---------
Risk free rate for option term..............................           %
                                                              ---------
Estimated future annual stock volatility....................
                                                              ---------
Present value as a percent of market value..................           %
                                                              ---------
Present value per share.....................................  $
                                                              ---------

    4.  As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                              APPENDIX D

                               BJ SERVICES COMPANY

                            1990 STOCK INCENTIVE PLAN

                            (AS AMENDED AND RESTATED)

                                    ARTICLE I

                                  INTRODUCTION

1. PURPOSE. The BJ SERVICES COMPANY 1990 STOCK INCENTIVE PLAN (the "PLAN") is intended to promote the interests of BJ SERVICES COMPANY (the "COMPANY") and its stockholders by encouraging employees of the Company, its subsidiaries and affiliated entities and non-employee directors of the Company to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "BOARD") also contemplates that through the Plan, the Company, its subsidiaries and affiliated entities will be better able to compete for the services of personnel needed for the continued growth and success of the Company.

2. SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock, $.10 par value per share, of the Company ("COMMON STOCK") that may be issued under the Plan shall not exceed 1,500,000 shares; PROVIDED, HOWEVER, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as hereinafter defined), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available under the Plan. If shares of Performance Stock (as hereinafter defined) awarded under the Plan are forfeited to the Company, such shares shall thereafter be available for new grants and awards under the Plan unless the Employee Grantee (as hereinafter defined) has received benefits of ownership with respect to such shares of Performance Stock, such as dividends (but not including voting rights). Shares issued pursuant to the Plan shall be fully paid and nonassessable.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "COMMITTEE") of two or more directors of the Company appointed by the Board. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties.
       The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

       Notwithstanding any provision in the Plan to the contrary, other than options granted to Non- Employee Directors (as hereinafter defined) pursuant to Article IV, no options, Performance Stock, Performance Units or Bonus Stock (collectively "AWARDS") may be granted under the Plan to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "DISINTERESTED PERSON" within the meaning of Rule 16b-3 ("RULE 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "ACT"), if and as such rule is then in effect.

4. AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board may amend, suspend or terminate the Plan; PROVIDED, HOWEVER, that each such amendment of the Plan (a) extending the period within which Awards may be made under the Plan, (b) increasing the number of shares of Common Stock to be awarded under the Plan except as provided in Article I, Paragraph 2, (c) reducing the option exercise prices per share provided in the Plan, (d) changing the class of persons to whom Awards may be made under the Plan,
       (e) modifying the provisions of Article IV, or (f) granting options to Non-Employee Directors other than pursuant to Article IV, shall, in each case, be subject to approval by the stockholders of the Company; PROVIDED, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an option granted under Article II, III, or IV, terminate such option or adversely affect such person's rights in any material respect; and PROVIDED, further, that the provisions of Article IV may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "CODE"), the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

5. GRANTING OF AWARDS TO EMPLOYEES. The Committee shall have the authority to grant, prior to the expiration date of the Plan, to such eligible employees and officers as may be selected by it (with respect to options, "EMPLOYEE OPTIONEES" and, with respect to Performance Stock, Performance Units and Bonus Stock, "EMPLOYEE GRANTEES"), options to purchase shares of Common Stock and awards of Performance Stock, Performance Units and/or Bonus Stock on the terms and conditions hereinafter set forth in Articles II, III, V and VI. Stock issued with respect to an Award under the Plan may be authorized but unissued, or reacquired, shares of Common Stock. The Committee shall also have the authority to determine whether options granted to Employee Optionees are granted pursuant to Article II or Article III, as hereinafter set forth. Options granted to Employee Optionees under Article III shall be "INCENTIVE STOCK OPTIONS" as defined in Section 422 of the Code, and are hereinafter referred to as "INCENTIVE STOCK OPTIONS." All other options granted to Employee Optionees under the Plan shall be granted pursuant to Article II and shall be options which do not constitute incentive stock options ("NONQUALIFIED OPTIONS"). In selecting Employee Optionees and Employee Grantees, and in determining the number of shares to be covered by each Award granted to such employee, the Committee may consider the office or position held by the employee, the employee's degree of responsibility for and contribution to the growth and success of the Company, the employee's length of service, age, promotions, potential and any other factors which it may consider relevant.

6. GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. All options granted to Non-Employee Directors shall be options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired, shares of Common Stock and shall be nonqualified options. Non-Employee Directors shall not be eligible to receive grants of Performance Stock or Bonus Stock.

7. TERM OF PLAN. This amendment and restatement of the Plan shall be effective upon the date of its adoption by the Board, provided this amendment and restatement of the Plan is approved by the stockholders of the Company within twelve months before or after the date of such adoption. In the event that this amendment and restatement of the Plan is not approved by the stockholders of the Company within twelve months before or after the date of its adoption by the Board, this amendment and restatement of the Plan shall be null and void and the original Plan, which became effective on July 13, 1990, shall be deemed to have continued without interruption in accordance with its terms as in effect immediately prior to this amendment and restatement thereof. Except with respect to awards then outstanding, if not sooner terminated under the provisions of Article I, Paragraph 4, the Plan shall terminate upon and no further awards shall be made after July 12, 2000.

8. MISCELLANEOUS. All references in the Plan to "ARTICLES," "PARAGRAPHS" and other subdivisions refer to the corresponding Articles, Paragraphs, and subdivisions of the Plan.

9.     RULE 16b-3 COMPLIANCE.  The Company intends:

       (a)     that the Plan meet the requirements of Rule 16b-3;

       (b) that participation by Non-Employee Directors under Article IV of the Plan will not prohibit them from being "DISINTERESTED PERSONS" within the meaning of Rule 16b-3 with respect to administration of the Plan or with respect to administration of any other plan of the Company;

       (c) that transactions of the type specified in Rule 16b-3 by Non-Employee Directors pursuant to Article IV of the Plan will be exempt from the operation of Section 16(b) of the Act; and

       (d) that transactions of the type specified in Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of
                  Section 16(b) of the Act.

       In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Article I, Paragraph 9.

10. DEFINITION OF THE TERM "CHANGE OF CONTROL". As used in the Plan, a "CHANGE OF CONTROL" shall be deemed to have occurred upon, and shall mean (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 25% or more of either (i) the then outstanding shares of Common Stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or
       (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); PROVIDED, HOWEVER, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clause (i), (ii) and (iii) of clause (b) of this Paragraph 10 are satisfied; or (b) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation. The "INCUMBENT BOARD" shall mean individuals who, as of December 5, 1991, constitute the Board; PROVIDED, HOWEVER, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

                                   ARTICLE II

                           NONQUALIFIED STOCK OPTIONS

1. ELIGIBLE EMPLOYEES. Key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive nonqualified options under this Article II.

2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall be determined by the Committee but shall not be less than the lesser of (a) the per share price of the last sale of Common Stock on the trading day prior to the grant of such option, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and (b) the arithmetic average of the closing prices per share of Common Stock on all days on which such stock was traded during the 90-day period before the date of grant, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL. The exercise price for each nonqualified option granted under Article II shall be subject to adjustment as provided in
       Article II, Paragraph 3(e).

3.     TERMS AND CONDITIONS OF OPTIONS. Nonqualified options granted under
       Article II shall be in such form as the Committee may from time to time approve. Options granted under Article II shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article II, as the Committee shall deem desirable:

       (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to Article II, Paragraphs 4 and 5, no nonqualified option granted under Article II shall be exercisable with respect to any of the shares subject to the option earlier than the date which is one year from the date of grant nor later than the date which is ten years after the date of grant (the "NONQUALIFIED OPTION EXPIRATION DATE"). To the extent not prohibited by other provisions of the Plan, each nonqualified option granted under Article II shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted; PROVIDED, HOWEVER, that unless the Committee determines otherwise, each nonqualified option granted under Article II shall be exercisable from time to time, in whole or in part, at any time after one year from the date of grant and prior to the Nonqualified Option Expiration Date.

       (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article II and each nonqualified option granted under Article II, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. Except as provided below, if an Employee Optionee's employment is terminated for any reason whatsoever (including his death), each nonqualified option granted to him under Article II and all of his rights thereunder shall wholly and completely terminate:

              (i) At the time the Employee Optionee's employment is terminated if termination occurs within the one-year period following the date of grant; or

              (ii) At the time the Employee Optionee's employment is terminated if his employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (collectively "CAUSE"); or

              (iii) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated after the one-year period following the date of grant by reason of his death. To the extent exercisable, a nonqualified option granted under Article II may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

              (iv) Unless it is otherwise provided in the option agreement, at the expiration of a period of three years after the Employee Optionee's employment is terminated if the Employee Optionee's employment is terminated after the one-year period following the date of grant because of retirement or disability (but in no event later than the Nonqualified Option Expiration Date); or

              (v) Unless it is otherwise provided in the option agreement (but in no event longer than one year after the Employee Optionee's employment is terminated), at the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated after the one-year period following the date of grant for any reason other than his death, retirement, disability or Cause; or

              (vi) Notwithstanding the above, with respect to all options outstanding at the date of a Change of Control, if the Employee Optionee's employment is terminated within the one-year period following such Change of Control other than for Cause, at the expiration of one year following the Employee Optionee's date of termination, unless subparagraph
                     (iii), (iv) or (v) provides a longer period for the exercise of such options (but in no event later than the Nonqualified Option Expiration Date).

       As used in this Plan the term "RETIREMENT" means the termination of an employee's employment with the Company, its subsidiaries and affiliated entities (i) on or after reaching age 65 or (ii) on or after reaching age 55 with the consent of the Board, for reasons other than death, disability or Cause, and the term "DISABILITY" shall mean an employee is suffering from a mental or physical disability, which, in the opinion of the Board, prevents the employee from performing his regular duties and is expected to be of long continued duration or to result in death.

       Notwithstanding the foregoing, the Committee, in its discretion, may extend the period for exercise of any option upon an Employee Optionee's termination, but in no event later than the Nonqualified Option Expiration Date.

       (c) MANNER OF EXERCISE. In order to exercise a nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax as provided in Article VII. The payment of the exercise price for each option granted under Article II shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

       (d)     OPTIONS NOT TRANSFERABLE. No nonqualified option granted under
               Article II shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any such option is granted, it shall be exercisable only by the Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any nonqualified option granted under Article II, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

       (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted under Article II, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding nonqualified option granted under Article II shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

       (f) LISTING AND REGISTRATION OF SHARES. Each nonqualified option granted under Article II shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option granted under Article II, amend such nonqualified option; PROVIDED, HOWEVER, that any such amendment increasing the number of shares of Common Stock subject to such option (except as provided in Article II, Paragraph 3(e)) or reducing the exercise price per share of such option (except as provided in Article II, Paragraph
       3(e)) shall in each case be subject to approval by the stockholders of the Company. The Committee may at any time or from time to time, in its discretion, in the case of any nonqualified option previously granted under Article II which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times. The Committee, in its absolute discretion, may grant to holders of outstanding nonqualified options granted under Article
       II, in exchange for the surrender and cancellation of such options, new options having exercise prices lower (or higher) than the exercise price provided in the options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

5.     ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in
       Article II or in any document or instrument evidencing a nonqualified option granted under Article II, upon the occurrence of a Change of Control each nonqualified option previously granted under Article II which is not then immediately exercisable in full shall be immediately exercisable in full.

6.     OTHER PROVISIONS.

       (a) The person or persons entitled to exercise, or who have exercised, a nonqualified option granted under Article II shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

       (b) No nonqualified option granted under Article II shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

       (c) Notwithstanding any provision of the Plan or the terms of any nonqualified option granted under Article II, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

                                   ARTICLE III

                             INCENTIVE STOCK OPTIONS

1. ELIGIBLE EMPLOYEES. Key employees and officers (whether or not they are directors) of the Company or its Parent Corporation or any Subsidiary Corporation of the Company shall be eligible to receive incentive stock options under this Article III. As used in Article III, the terms "PARENT CORPORATION" and "SUBSIDIARY CORPORATION" shall have the meanings ascribed to them in Section 424 of the Code.

2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each incentive stock option granted under Article III shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and shall not be less than the per share price of the last sale of Common Stock on the trading day prior to the grant of such option; PROVIDED, HOWEVER, than in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then the exercise price per share shall be at least 110% of the fair market value per share of Common

       Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Article III, Paragraph 3(e).

3.     TERMS AND CONDITIONS OF OPTIONS. Incentive stock options granted under
       Article III shall be in such form as the Committee may from time to time approve. Options granted under Article III shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article III, as the Committee shall deem desirable:

       (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to Article III, Paragraphs 4 and 5, no incentive stock option granted under Article III shall be exercisable with respect to any of the shares subject to such option earlier than the date which is one year from the date of grant nor later than the date which is ten years after the date of grant; PROVIDED, HOWEVER, that in the case of an Employee Optionee who, at the time such option is granted, owns
               (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then such option shall not be exercisable with respect to any of the shares subject to such option later than the date which is five years after the date of grant. The date on which an incentive stock option ultimately becomes unexercisable under the previous sentence is hereinafter referred to as the "ISO EXPIRATION
               DATE." To the extent not prohibited by other provisions of the Plan, each incentive stock option granted under Article
               III shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted; PROVIDED, HOWEVER, that unless the Committee determines otherwise, each incentive stock option granted under Article III shall be exercisable from time to time, in whole or in part, at any time after one year from the date of grant and prior to the ISO
               Expiration Date.

       (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article III and each incentive stock option granted under Article III, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. Except as provided below, if an Employee
               Optionee's employment is terminated by any reason whatsoever (including his death), each incentive stock option granted to him and all of his rights thereunder shall wholly and completely terminate:

               (i) At the time the Employee Optionee's employment is terminated if termination occurs within the one-year period following the date of grant; or

               (ii) At the time the Employee Optionee's employment is terminated if his employment is terminated due to Cause; or

               (iii) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated after the one-year period following the date of grant by reason of his death. To the extent exercisable, an incentive stock option granted under Article III of the Plan may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

               (iv) Unless it is otherwise provided in the option agreement, at the expiration of a period of three years after the Employee Optionee's employment is terminated if the Employee Optionee's employment is terminated after the one-year period following the date of grant because of retirement or disability (but in no event later than the ISO Expiration Date); or

               (v) Unless it is otherwise provided in the option agreement (but in no event longer than one year after the Employee Optionee's employment is terminated), at the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated after the one-year period following the date of grant for any other reason than his death, retirement, disability or Cause; or

               (vi) Notwithstanding the above, with respect to all options outstanding at the date of a Change of Control, if the Employee Optionee's employment is terminated within the one-year period following such Change of Control other than for Cause, at the expiration of one year following the Employee Optionee's date of termination, unless subparagraph
                      (iii), (iv) or (v) provides a longer period for the exercise of such options (but in no event later than the ISO Expiration Date).

       In the event and to the extent that an incentive stock option granted under Article III is not exercised (A) within three months after the Employee Optionee's employment is terminated because of retirement or a disability not within the meaning of Section 22(e)(3) of the Code or (B) within one year after the Employee Optionee's employment is terminated because of disability within the meaning of Section 22(e)(3) of the Code, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c). Further, in the event that an Employee Optionee's employment is not terminated in accordance with the first sentence of Article III, Paragraph 3(b), but such Employee Optionee ceases to be employed by the Company, its Parent Corporation or any Subsidiary Corporation, then, to the extent an incentive stock option granted under Article III is not exercised within three months after the date of such cessation, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c).

       Notwithstanding the foregoing, the Committee, in its discretion, may extend the period for exercise of any option upon an Employee Optionee's termination, but in no event later than the ISO Expiration Date.

       (c) MANNER OF EXERCISE. In order to exercise an incentive stock option granted under Article III, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each option granted under Article III shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

       (d) OPTIONS NOT TRANSFERABLE. No incentive stock option granted under Article III shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any option is granted, it shall be exercisable only by such Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option granted under Article III, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

       (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding incentive stock options granted under Article III, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding incentive stock option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "MODIFICATION" within the meaning of Section 424(h)(3) of the Code.

       (f) LISTING AND REGISTRATION OF SHARES. Each incentive stock option granted under Article III shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

       (g) LIMITATION ON AMOUNT. Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value (determined as of the time the respective incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Employee Optionee during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiary Corporations exceeds $100,000, such incentive stock options shall be taxed as nonqualified options and shall be subject to the manner of exercise provisions described in Article II, Paragraph
               3(c). The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Employee Optionee's incentive stock options will be treated as nonqualified options because of such limitation and shall notify the Employee Optionee of such determination as soon as practicable after such determination.

4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding incentive stock option granted under Article III, amend such incentive stock option; PROVIDED, HOWEVER, that any such amendment increasing the number of shares of Common Stock subject to such option (except as provided in Article
       III, Paragraph 3(e)) or reducing the exercise price per share of such option (except as provided in Article III, Paragraph 3(e)) shall in each case be subject to approval by the stockholders of the Company. Subject to Article III, Paragraph 3(g), the Committee may at any time or from time to time, in its discretion, in the case of any incentive stock option previously granted under Article
       III which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

5.     ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in
       Article III or in any document or instrument evidencing an incentive stock option granted under Article III, but subject to the provisions of Article III, Paragraph 3(g), upon the occurrence of a Change of Control, each incentive stock option previously granted under Article III which is not then immediately exercisable in full shall be immediately exercisable in full.

6.     OTHER PROVISIONS.

       (a) The person or persons entitled to exercise, or who have exercised, an incentive stock option granted under Article III shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

       (b) No incentive stock option granted under Article III shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

       (c) Notwithstanding any provision of the Plan or the terms of any incentive stock option granted under Article III, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

       (d) The Committee may require any person who exercises an incentive stock option to give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the transfer of shares to such person.

                                   ARTICLE IV

                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

1. ELIGIBLE PERSONS. Persons who are members of the Board but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("NON-EMPLOYEE DIRECTORS") shall be eligible to receive options under, and solely under, this Article IV.

2. INITIAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Subject to stockholder approval of the Plan pursuant to Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, each Non-Employee Director who is a member of the Board on December 5, 1991 (collectively, the "CURRENT NON-EMPLOYEE DIRECTORS") is hereby granted, effective as of such date (which date shall be the date of grant for purposes hereof), a nonqualified option to purchase 2,000 shares of Common Stock. Subject to stockholder approval of the Plan pursuant to
       Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, each Non-Employee Director who is first elected to the Board on or after December 5, 1991 (excluding the Current Non-Employee Directors), is hereby granted, effective on the date of his initial election (which date shall be the date of grant for purposes hereof), a nonqualified option to purchase 1,000 shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding).

3. ANNUAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Subject to stockholder approval of the Plan pursuant to Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, a nonqualified option to purchase 2,000 shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding) is hereby granted, effective the fourth Thursday of October of 1992 and each year thereafter until the expiration of the Plan, to each person who is a Non-Employee Director on each such date (which date shall be the date of grant for purposes hereof).

4. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each option granted under Article IV shall be equal to the lesser of (a) the per share price of the last sale of Common Stock on the trading day prior to the date of grant relating to such option, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and (b) the arithmetic average of the closing price per share of Common Stock on all days in which such stock was traded during the 90-day period before the date of grant, based on the composite transactions in the Common Stock as reported by THE
       WALL STREET JOURNAL. The exercise price for each option granted under Article IV shall be subject to adjustment as provided in
       Article IV, Paragraph 5(e).

5. TERMS AND CONDITIONS OF OPTIONS. Options granted under Article IV shall be in the form attached to the Plan as Exhibit A and shall be subject to the following terms and conditions:

       (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Each option granted under Article IV shall be exercisable from time to time, in whole or in part, at any time after one year from the date of grant and prior to the date which is ten years after the date of grant (the "OPTION
               EXPIRATION DATE"). Notwithstanding the foregoing or any provision in any document or instrument evidencing an option granted under Article IV, upon the occurrence of a Change of Control, each option previously granted under
               Article IV which is not then immediately exercisable in full shall be immediately exercisable in full.

       (b) TERMINATION OF DIRECTORSHIP AND DEATH. For purposes of Article IV and each option granted under Article IV, a Non-Employee Director's directorship shall be deemed to have terminated at the close of business on the day preceding the first date on which he ceases to be a member of the Board for any reason whatsoever (including his death). If a Non-Employee Director's directorship is terminated for any reason whatsoever (including his death), each option granted to him under Article IV and all of his rights thereunder shall wholly and completely terminate:

               (i) At the time the Non-Employee Director's directorship is terminated if termination occurs within the one-year period following the date of grant; or

               (ii) At the time the Non-Employee Director's directorship is terminated if his directorship is terminated as a result of his removal from the Board for cause (other than disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office); or

               (iii) At the expiration of a period of one year after the Non-Employee Director's death (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated after the one-year period following the date of grant by reason of his death. To the extent exercisable, an option granted under Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

               (iv) At the expiration of a period of three years after the Non-Employee Director's directorship is terminated if such person's directorship is terminated after the one-year period following the date of grant as a result of such person's resignation or removal from the Board because of disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration Date); or

               (v) At the expiration of a period of three months after the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated after the one-year period following the date of grant for any reason other than the reasons specified in Article IV, Paragraphs 5(b)(ii) through 5(b)(iv).

       (c) MANNER OF EXERCISE. In order to exercise an option granted under Article IV, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax. The payment of the exercise price for each option granted under Article IV shall either be in cash or through delivery to the Company of shares of Common Stock, or by any combination of cash or shares; the value of each share of Common Stock delivered shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

       (d) OPTIONS NOT TRANSFERABLE. No option granted under Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee.

       (e) ADJUSTMENT OF SHARES. The shares with respect to which options may be granted pursuant to Article IV are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common
               Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an option theretofore granted the optionee shall be entitled to purchase under such option, in lieu of the number of class of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. Any adjustment provided for in the preceding provisions of this Paragraph 5(e) shall be subject to any required stockholder action.

       (f)     LISTING AND REGISTRATION OF SHARES.  Each option granted under
               Article IV shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

6.     OTHER PROVISIONS.

       (a) The person or persons entitled to exercise, or who have exercised, an option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

       (b) No option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board may have to remove at any time, with or without cause, any person to whom such option has been granted from the Board.

       (c) Notwithstanding any provision of the Plan or the terms of any option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rule or regulations of any governmental regulatory body.

       (d) If, as of any date that the Plan is in effect, there are not sufficient shares of Common Stock available under the Plan to allow for the grant to each Non-Employee Director of an option for the number of shares provided for in Article IV, each

Non-Employee Director shall receive an option for his pro-rata share of the total number of shares of Common Stock then available under the Plan.

                                    ARTICLE V

                     PERFORMANCE STOCK AND PERFORMANCE UNITS

1. ELIGIBLE EMPLOYEES. Key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive awards of Performance Stock and/or Performance Units (as hereinafter defined) under this Article V.

2. TERMS AND CONDITIONS OF PERFORMANCE AWARDS. Shares of Performance Stock and Performance Units granted under Article V to an eligible employee (an "EMPLOYEE GRANTEE") shall be, with respect to Performance Stock, shares of Common Stock and, with respect to Performance Units, a unit shall represent a phantom share of Common Stock. Both types of Awards shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article V, as the Committee shall deem desirable:.

         (a) PERFORMANCE PERIOD AND VESTING. Subject to Article V, Paragraphs 3 and 4, no shares of Performance Stock or Performance Units granted under Article V shall be subject to becoming vested; I.E., earned and nonforfeitable, earlier than the date which is one year from the date of grant nor later than the date which is ten years after the date which is ten years after the date of grant (the "PERFORMANCE PERIOD"). To the extent not prohibited by other provisions of the Plan, each share of Performance Stock and each Performance Unit granted under
                   Article V shall be subject to becoming vested upon the achievement of such performance goals (Company and/or individual) over such Performance Period as the Committee in its discretion may determine at or prior to the grant of such performance Award.

         (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article V, and each share of Performance Stock and each Performance Unit granted hereunder, an Employee Grantee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or an affiliated entity of the Company. If an Employee Grantee's employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each share of Performance Stock and each Performance Unit granted to him under Article V which is not then vested shall wholly and completely terminate:

                      (i) At the time the Employee Grantee's employment is terminated if termination is for any reason other than retirement, disability or death; or

                     (ii) If the Employee Grantee's employment is terminated due to retirement, disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Performance Period and the denominator of which is the total number of calendar months in the Performance Period; PROVIDED, HOWEVER, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Performance Period and at the end of such Performance Period shall be forfeited and/or paid as unrestricted stock to the Employee Grantee on the achievement of the goals for such Performance Period; PROVIDED, FURTHER HOWEVER, the Committee may, in its sole discretion, deem the terms and conditions have been met at the date of such termination for all or part of such remaining, nonforfeited portion of the Performance Stock award or Performance Unit award.

       (c) PERFORMANCE AWARDS NOIT TRANSFERABLE. No shares of Performance Stock or Performance Units granted under Article V shall be transferable during a Performance Period otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any shares of Performance Stock or Performance Units granted under Article V, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the shares of the Performance Stock or Performance Units involved in such attempt.

3. AMENDMENT. The Committee may, with the consent of the Employee Grantee awarded any outstanding Performance Stock or Performance Units under
       Article V, amend the performance objectives and/or the Performance Period for earning such Award.

4.     ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in
       Article V or in any document or instrument evidencing Performance Stock or Performance Units granted under Article V upon the occurrence of a Change of Control each share of Performance Stock and each Performance Unit previously granted under Article V which is not then immediately vested in full shall be immediately vested in full.

5.     OTHER PROVISIONS.

       (a) No grant of Performance Stock or Performance Units under Article V shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such Award has been granted.

       (b) Each certificate representing Performance Stock awarded under the Plan shall be registered in the name of the Employee Grantee and, during the Performance Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Performance Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Performance Stock shall bear a legend similar to the following:

                      The shares represented by this certificate have been issued pursuant to the terms of the BJ Services Company 1990 Incentive Stock Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated ____________, 19___.

       After the satisfaction of all of the terms and conditions set by the Committee with respect to an award of (i) Performance Stock, a certificate, without the legend set forth above, for the number of shares of Common Stock that are no longer subject to such restrictions, terms and conditions shall be delivered to the employee and (ii) Performance Units, a certificate for the number of shares of Common Stock equal to the number of Performance Units vested shall be delivered to the employee. The remaining unearned shares of Performance Stock issued with respect to such Award, if any, or unearned Performance Units, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award applicable to such shares or units, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

                                   ARTICLE VI

                                   BONUS STOCK

       The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Stock shall be shares of Common Stock that are not subject to a Performance Period under Article V.

                                   ARTICLE VII

                              WITHHOLDING FOR TAXES

       Any issuance of Common Stock pursuant to the exercise of an option or other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the optionee or grantee to tender to the Company shares of Common Stock owned by the optionee or grantee, or to request the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an option or as a distribution of earned Performance Stock, payment of earned Performance Units or as Bonus Stock, which have a fair market value per share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

                                  AMENDMENT TO
                               BJ SERVICES COMPANY
                            1990 STOCK INCENTIVE PLAN
                                  (AS AMENDED)

         WHEREAS, BJ Services Company (the "Company") has heretofore adopted the BJ Services Company 1990 Stock Incentive Plan (as amended) (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company:

         1. The first sentence of Article I, Paragraph 2 of the Plan shall be deleted and the following shall be substituted therefor:

         "The aggregate number of shares of Common Stock, $.10 par value per share, of the Company ('Common Stock') that may be issued under the Plan shall not exceed 3,000,000 shares; provided, however, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as hereinafter defined), whose determination shall be final and binding upon the Company and all other interested persons."

         2. Article II, Paragraph 3(b)(v) of the Plan shall be deleted and the following shall be substituted therefor:

                  "(v) If the Employee Optionee's employment is terminated after the one-year period following the date of grant for any reason (other than on account of such person's death, retirement, disability or Cause termination), at the expiration of a period of three months after the Employee Optionee's employment is so terminated except (A) as otherwise provided for in the option agreement (but for no longer than one year) or (B) as provided in Article VIII; provided, however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the Nonqualified Option Expiration Date;"

         3. Article II, Paragraph 3(b)(vi) of the Plan shall be deleted.

         4. The first sentence of Article II, Paragraph 3(e) of the Plan shall be deleted and the following shall be substituted therefor:

         "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted under
         Article II or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event."

         5. Article III, Paragraph 3(b)(v) of the Plan shall be deleted and the following shall be substituted therefor:

         "(v) If the Employee Optionee's employment is terminated after the one-year period following the date of grant for any reason (other than on account of such person's death, retirement, disability or Cause termination), at the expiration of a period of three months after the Employee Optionee's employment is so terminated except (A) as otherwise provided for in the option agreement (but for no longer than one year) or (B) as provided in Article VIII; provided, however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the ISO Expiration Date;"

         6. Article III, Paragraph 3(b)(vi) of the Plan shall be deleted.

         7. The first sentence of Article III, Paragraph 3(e) of the Plan shall be deleted and the following shall be substituted therefor:

         "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding incentive stock options granted under Article III, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to
         Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event."

         8. The last sentence of Article III, Paragraph 3(e) of the Plan shall be deleted.

         9.    The following new Article VIII shall be added to the Plan:

                                 "ARTICLE VIII

                                CHANGE OF CONTROL

         Notwithstanding any provision to the contrary in the Plan, the following additional provisions shall become effective upon the occurrence of a Change of Control:

         (a) PUBLICLY-TRADED STOCK TRANSACTION. If the consideration offered to shareholders of the Company in connection with a Change of Control consists of shares of the common stock ('New Stock') of the entity acquiring the Company or the parent company of the entity acquiring the Company (the 'Acquiring Entity') that are publicly traded, upon the occurrence of such Change of Control, the Acquiring Entity shall assume the each Employee Optionee's outstanding options to purchase Common Stock ('Prior Options') and each such Prior Option shall become an option (a 'New Option') (i) to purchase that number of shares of New Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of such Prior Option by the exchange ratio of Common Stock in the transaction, (ii) at an exercise price per share determined by dividing the per share exercise price of such Prior Option by the exchange ratio of Common Stock in the transaction and (iii) otherwise upon the same terms and conditions as such Prior Option, except that (A) such New Option shall be exercisable until the applicable Nonqualified Option Expiration Date or ISO Expiration Date regardless of any termination of Employee Optionee's employment following the Change of Control, and (B) such New Option may be surrendered to the Acquiring Entity during the 90-day period following the occurrence of the Change of Control in return for a payment in cash or shares of New Stock or a combination of cash and shares of New Stock as determined by the Acquiring Entity, equal in value to the excess of (I) the higher of (1) the per share value of the consideration received by shareholders of the Company upon the occurrence of the Change of Control (valued for such purpose as of the date of the Change of Control) or (2) the highest per share price for Common Stock of the Company during the period commencing with the public announcement of the proposed Change of Control transaction and ending upon the occurrence of the Change of Control over (II) the per share exercise price of the Common Stock of the Company under the Prior Option, multiplied by the number of shares of Common Stock of the Company subject to the Prior Option.

         (b) OTHER TRANSACTION. If the consideration offered to shareholders of the Company in connection with a Chance of Control consists of cash or of New Stock that is not publicly traded, upon the occurrence of such Change of Control, each Employee Optionee shall surrender each of his outstanding options to purchase Common Stock to the Acquiring Entity in return for a payment in cash equal to the Black-Scholes value of such option as of the date of the Change of Control, without discount for risk of forfeiture and non-transferability. The Black Scholes valuation for this purpose shall be performed using a risk free rate for option term as determined by the then current rate on Treasury bills with a maturity approximating the remaining option life, and estimated future annual stock volatility based on the prior twelve months volatility."

         10. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                  AMENDMENT TO
                  BJ SERVICES COMPANY 1990 STOCK INCENTIVE PLAN
                            (AS AMENDED AND RESTATED)

         WHEREAS, BJ SERVICES COMPANY (the "Company") has heretofore adopted and subsequently amended and restated the BJ SERVICES COMPANY 1990 STOCK INCENTIVE PLAN (the "Plan"); and

         WHEREAS, pursuant to certain amendments to the rules promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Amended Rules"), the Company desires to amend the Plan to ensure compliance with the Amended Rules;

         NOW, THEREFORE, the Plan shall be amended as follows, effective November 26, 1996:

         1. The second sentence of the second paragraph of Article I, Section 3, shall be deleted and the following shall be substituted therefor:

                  "No person shall be eligible to serve on the Committee unless he is then a Section 16 Director and also an 'outside director' within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'CODE'). A 'SECTION 16 DIRECTOR' means a director that meets the criteria of a 'Non-Employee Director' as defined in Rule 16b-3 ('RULE16B-3') promulgated under the Securities Exchange Act of 1934, as amended (the 'ACT'), if and as such rule is then in effect."

         2. Clause (f) of Article I, Section 4, shall be amended by adding the phrase "(as hereinafter defined)" after the term "Non-Employee Directors."

         3. Paragraph (b) of Article I, Section 9, shall be amended by deleting the phrase "disinterested persons' within the meaning of Rule 16b-3" and by substituting the term "Section 16 Directors" therefor.

         4. Article VII shall be deleted and the following shall be substituted therefor:

         "Any issuance of Common Stock pursuant to the exercise of an option or other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. With respect to any Non-Employee Director and any Employee Optionee or Employee Grantee who is subject to Rule 16b-3 at the time tax withholding is required with respect to an Award payable in Common Stock, such Non-Employee Director, Employee Optionee or Employee Grantee may direct the Company to withhold from such Award a number of shares of Common Stock having an aggregate fair market value per share equal to the amount of tax required to be withheld. Notwithstanding the preceding sentence, the withholding of shares to satisfy the tax withholding requirement shall be allowed only at the discretion of the Committee with respect to Awards outstanding as of November 26, 1996."

         5. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                APPENDIX E
                               BJ SERVICES COMPANY
                               1995 INCENTIVE PLAN

                                    ARTICLE I

                                  INTRODUCTION

          1. PURPOSE. The BJ SERVICES COMPANY 1995 INCENTIVE PLAN (the "PLAN") is intended to promote the interests of BJ SERVICES COMPANY (the "COMPANY") and its stockholders by encouraging employees of the Company, its subsidiaries and affiliated entities and non-employee directors of the Company to acquire or increase their equity interest in the Company and, with respect to employees, to be able to relate cash bonuses to Company performance goals, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "BOARD") also contemplates that through the Plan, the Company, its subsidiaries and affiliated entities will be better able to compete for the services of personnel needed for the continued growth and success of the Company. However, nothing in this Plan shall operate or be construed to prevent the Company from granting bonuses and other stock awards outside of this Plan.

          2. SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock, $.10 par value per share, of the Company ("COMMON STOCK") that may be issued under the Plan shall not exceed 1,500,000 shares; provided, however, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as hereinafter defined), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available under the Plan. If shares of Performance Stock (as hereinafter defined) awarded under the Plan are forfeited to the Company, such shares shall thereafter be available for new grants and awards under the Plan unless the Employee Grantee (as hereinafter defined) has received benefits of ownership with respect to such shares of Performance Stock, such as dividends (but not including voting rights). Shares issued pursuant to the Plan shall be fully paid and nonassessable.

          3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "COMMITTEE") of two or more directors of the Company appointed by the Board. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be binding on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

          Notwithstanding any provision in the Plan to the contrary, other than options granted to Non-Employee Directors (as hereinafter defined) pursuant to
Article IV, no options, Performance Stock, Performance Units, Bonus Stock or Cash Awards (collectively, "AWARDS") may be granted under the Plan to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "DISINTERESTED PERSON" within the meaning of Rule 16b-3 ("RULE 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "ACT"), if and as such rule is then in effect and also an "OUTSIDE DIRECTOR" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE").

          4. AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (a) extending the period within which Awards may be made under the Plan, (b) increasing the number of shares of Common Stock to be awarded under the Plan, except as provided in Article I, Paragraph 2, (c) reducing the option exercise prices per share provided in the Plan, (d) changing the class of persons to whom Awards may be made under the Plan, (e) modifying the provisions of Article IV, or (f) granting options to Non-Employee Directors other than pursuant to Article IV, shall, in each case, be subject to approval by the stockholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights in any material respect; provided, further, that the provisions of Article IV may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, unless otherwise permitted by Rule 16b-3.

          5. GRANTING OF AWARDS TO EMPLOYEES. The Committee shall have the authority to grant, prior to the expiration date of the Plan, to such eligible key employees and officers as may be selected by it (with respect to options, "EMPLOYEE OPTIONEES" and, with respect to Performance Stock, Performance Units, Bonus Stock and Cash Awards, "EMPLOYEE GRANTEES"), options to purchase shares of Common Stock and awards of Performance Stock, Performance Units, Bonus Stock and/or Cash Awards on the terms and conditions hereinafter set forth. Stock issued with respect to an Award under the Plan may be authorized but unissued, or reacquired, shares of Common Stock. The Committee shall also have the authority to determine whether options granted to Employee Optionees are granted pursuant to Article II or Article III, as hereinafter set forth. Options granted to Employee Optionees under Article III shall be "INCENTIVE STOCK OPTIONS" as defined in Section 422 of the Code, and are hereinafter referred to as "INCENTIVE STOCK OPTIONS." All other options granted to Employee Optionees under the Plan shall be granted pursuant to

Article II and shall be options which do not constitute incentive stock options ("NONQUALIFIED OPTIONS"). In selecting Employee Optionees and Employee Grantees, and in determining the number of shares to be covered by each Award granted to such employee, the Committee may consider the office or position held by the employee, the employee's degree of responsibility for and contribution to the growth and success of the Company, the employee's length of service, age, promotions, potential and any other factors which it may consider relevant.

          6. GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. All options granted to Non- Employee Directors shall be options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired, shares of Common Stock and shall be nonqualified options. Non-Employee Directors shall not be eligible to receive any other Award.

          7. TERM OF PLAN. This Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months after the date of such adoption. In the event that the Plan is not approved by the stockholders of the Company within twelve months after the date of its adoption by the Board, the Plan shall be null and void. No Award shall be exercisable or payable under the Plan prior to its approval by the stockholders and, if the Plan is not approved by the stockholders of the Company within such twelve month period, all Awards granted under the Plan shall be automatically cancelled. Except with respect to Awards then outstanding, if not sooner terminated under the provisions of Article I, Paragraph 4, the Plan shall terminate upon and no further Awards shall be made after December 31, 2004.

          8. MISCELLANEOUS. All references in the Plan to "ARTICLES," "PARAGRAPHS" and other subdivisions refer to the corresponding Articles, Paragraphs, and subdivisions of the Plan.

          9. RULE 16b-3 COMPLIANCE. The Company intends:

          (a) that the Plan meet the requirements of Rule 16b-3;

          (b) that participation by Non-Employee Directors under Article IV of the Plan will not prohibit them from being "DISINTERESTED PERSONS" within the meaning of Rule 16b- 3 with respect to administration of the Plan or with respect to administration of any other plan of the Company;

          (c) that transactions of the type specified in Rule 16b-3 by Non-Employee Directors pursuant to Article IV of the Plan will be exempt from the operation of Section 16(b) of the Act; and

          (d) that transactions of the type specified in Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act.

In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Article I, Paragraph 9.

          10. DEFINITION OF THE TERM "CHANGE OF CONTROL". As used in the Plan, a "CHANGE OF CONTROL" shall be deemed to have occurred upon, and shall mean (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 25% or more of either (i) the then outstanding shares of Common Stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the G-3 262 Company, (C) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clause
(i), (ii) and (iii) of clause (b) of this Paragraph 10 are satisfied, or (E) any acquisition by the stockholders of The Western Corporation of North America ("Western") in conjunction with the merger of Western into the Company or one of its subsidiaries pursuant to the Agreement and Plan of Merger dated as of November 17, 1994, as amended (the "Western Merger"); or (b) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (other than the Western Merger) (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation. The "INCUMBENT BOARD" shall mean individuals who, as of the date the Plan is adopted by the Board, constitute the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

                                   ARTICLE II

                           NONQUALIFIED STOCK OPTIONS

          1. ELIGIBLE EMPLOYEES. Key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive nonqualified options under this Article II; provided, however, no such person may receive more than 250,000 nonqualified options and/or incentive stock options hereunder during any calendar year.

          2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall be determined by the Committee but shall not be less than the lesser of (a) the per share price of the last sale of Common Stock on the trading day prior to the grant of such option, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and (b) the arithmetic average of the closing prices per share of Common Stock on all days on which such stock was traded during the 90-day period before the date of grant, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL. The exercise price for each nonqualified option granted under Article II shall be subject to adjustment as provided in Article II, Paragraph 3(e).

          3. TERMS AND CONDITIONS OF OPTIONS. Nonqualified options granted under
Article II shall be in such form as the Committee may from time to time approve. Options granted under Article II shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article II, as the Committee shall deem desirable:

          (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to Article II, Paragraphs 4 and 5, no nonqualified option granted under
     Article II shall be exercisable with respect to any of the shares subject to the option earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "NONQUALIFIED OPTION EXPIRATION DATE"). To the extent not prohibited by other provisions of the Plan, each nonqualified option granted under
     Article II shall be
     exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted; PROVIDED, HOWEVER, that unless the Committee determines otherwise, each nonqualified option granted under Article II shall be exercisable from time to time, in whole or in part, at any time after six months from the date of grant and prior to the Nonqualified Option Expiration Date.

          (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article II and each nonqualified option granted under Article II, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. Except as provided below, if an Employee Optionee's employment is terminated for any reason whatsoever (including his death), each nonqualified option granted to him under Article II and all of his rights thereunder shall wholly and completely terminate:

               (i) At the time the Employee Optionee's employment is terminated if termination occurs within the six-month period following the date of grant; or

               (ii) At the time the Employee Optionee's employment is terminated if his employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company (collectively CAUSE); or

               (iii) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable, a nonqualified option granted under Article II may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

               (iv) Unless it is otherwise provided in the option agreement, at the expiration of a period of three years after the Employee Optionee's employment is terminated if the Employee Optionee's employment is terminated after the six-month period following the date of grant because of retirement or disability (but in no event later than the Nonqualified Option Expiration Date); or

               (v) Unless it is otherwise provided in the option agreement (but in no event longer than one year after the Employee Optionee's employment is terminated), at the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant for any reason other than his death, retirement, disability or Cause; or

               (vi) Notwithstanding the above, with respect to all options outstanding at the date of a Change of Control, if the Employee Optionee's employment is terminated within the one-year period following such Change of Control other than for Cause, at the expiration of one year following the Employee Optionee's date of termination, unless subparagraph (iii), (iv), (v) or (vii) provides a longer period for the exercise of such options (but in no event later than the Nonqualified Option Expiration Date); or

               (vii) Notwithstanding the foregoing, the Committee, in its discretion, may extend the period for exercise of any option upon an Employee Optionee's termination, but in no event later than the Nonqualified Option Expiration Date.

As used in this Plan the term "RETIREMENT" means the termination of an employee's employment with the Company, its subsidiaries and affiliated entities
(i) on or after reaching age 65 or (ii) on or after reaching age 55 with the consent of the Board, for reasons other than death, disability or Cause, and the term "DISABILITY" shall mean an employee is suffering from a mental or physical disability, which, in the opinion of the Board, prevents the employee from performing his regular duties and is expected to be of long continued duration or to result in death.

               (c) MANNER OF EXERCISE. In order to exercise a nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax as provided in Article VIII. The payment of the exercise price for each option granted under Article II shall be (i) in cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that the Company may, upon confirming that the person owns the number of shares being tendered, issue a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price and any applicable withholding taxes; provided that in the event the person chooses to pay the option exercise price as provided in
          (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. The date of sale of the shares by the broker pursuant to a "cashless exercise" under (iii) above shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

               (d) OPTIONS NOT TRANSFERABLE. No nonqualified option granted under Article II shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any such option is granted, it shall be exercisable only by the Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any nonqualified option granted under Article II, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

               (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted under Article II, or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

               (f) LISTING AND REGISTRATION OF SHARES. Each nonqualified option granted under Article II shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

          4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option granted under
Article II, amend such nonqualified option; PROVIDED, HOWEVER, that any such amendment increasing the number of shares of Common Stock subject to such option (except as provided in Article II, Paragraph 3(e)) or reducing the exercise price per share of such option (except as provided in Article II, Paragraph 3(e)) shall in each case be subject to approval by the stockholders of the Company. The Committee may at any time or from time to time, in its discretion, in the case of any nonqualified option previously granted under Article II which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times. The Committee, in its absolute discretion, may grant to holders of outstanding nonqualified options granted under Article II, in exchange for the surrender and cancellation of such options, new options having exercise prices lower (or higher) than the exercise price provided in the options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

          5. ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in Article II or in any document or instrument evidencing a nonqualified option granted under Article II, upon the occurrence of a Change of Control each nonqualified option previously granted under Article II which is not then immediately exercisable in full shall be immediately exercisable in full.

          6. OTHER PROVISIONS.

          (a) The person or persons entitled to exercise, or who have exercised, a nonqualified option granted under Article II shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

          (b) No nonqualified option granted under Article II shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

          (c) Notwithstanding any provision of the Plan or the terms of any nonqualified option granted under Article II, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

                                   ARTICLE III

                             INCENTIVE STOCK OPTIONS

          1. ELIGIBLE EMPLOYEES. Key employees and officers (whether or not they are directors) of the Company or its Parent Corporation or any Subsidiary Corporation of the Company shall be eligible to receive incentive stock options under this Article III; provided, however, no such person may receive more than 250,000 incentive stock options and/or nonqualified options hereunder during any calendar year. As used in Article III, the terms "PARENT CORPORATION" and "SUBSIDIARY CORPORATION" shall have the meanings ascribed to them in Section 424 of the Code.

          2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each incentive stock option granted under Article III shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and shall not be less than the per share price of the last sale of Common Stock on the trading day prior to the grant of such option; PROVIDED, HOWEVER, than in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then the exercise price per share shall be at least 110% of the fair market value per share of Common Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Article III, Paragraph 3(e).

          3. TERMS AND CONDITIONS OF OPTIONS. Incentive stock options granted under Article III shall be in such form as the Committee may from time to time approve. Options granted under Article III shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article III, as the Committee shall deem desirable:

          (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Subject to Article III, Paragraphs 4 and 5, no incentive stock option granted under
     Article III shall be exercisable with respect to any of the shares subject to such option earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant; PROVIDED, HOWEVER, that in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then such option shall not be exercisable with respect to any of the shares subject to such option later than the date which is five years after the date of grant. The date on which an incentive stock option ultimately becomes unexercisable under the previous sentence is hereinafter referred to as the "ISO EXPIRATION DATE." To the extent not prohibited by other provisions of the Plan, each incentive stock option granted under
     Article III shall be exercisable at such time or times as the Committee in its discretion may determine at or prior to the time such option is granted; PROVIDED, HOWEVER, that unless the Committee determines otherwise, each incentive stock option granted under Article III shall be exercisable from time to time, in whole or in part, at any time after six months from the date of grant and prior to the ISO Expiration Date.

          (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article III and each incentive stock option granted under Article III, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. Except as provided below, if an Employee Optionee's employment is terminated by any reason whatsoever (including his death), each incentive stock option granted to him and all of his rights thereunder shall wholly and completely terminate:

               (i) At the time the Employee Optionee's employment is terminated if termination occurs within the six-month period following the date of grant; or

               (ii) At the time the Employee Optionee's employment is terminated if his employment is terminated due to Cause; or

               (iii) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable, an incentive stock option granted under Article III of the Plan may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

               (iv) Unless it is otherwise provided in the option agreement, at the expiration of a period of three years after the Employee Optionee's employment is terminated if the Employee Optionee's employment is terminated after the six-month period following the date of grant because of retirement or disability (but in no event later than the ISO Expiration Date); or

               (v) Unless it is otherwise provided in the option agreement (but in no event longer than one year after the Employee Optionee's employment is terminated), at the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant for any other reason than his death, retirement, disability or Cause; or

               (vi) Notwithstanding the above, with respect to all options outstanding at the date of a Change of Control, if the Employee Optionee's employment is terminated within the one-year period following such Change of Control other than for Cause, at the expiration of one year following the Employee Optionee's date of termination, unless subparagraph (iii), (iv), (v) or (vii) provides a longer period for the exercise of such options (but in no event later than the ISO Expiration Date); or

               (vii) Notwithstanding the foregoing, the Committee, in its discretion, may extend the period for exercise of any option upon an Employee Optionee's termination, but in no event later than the ISO Expiration Date.

     In the event and to the extent that an incentive stock option granted under Article III is not exercised (A) within three months after the Employee Optionee's employment is terminated because of retirement or a disability not within the meaning of Section 22(e)(3) of the Code or (B) within one year after the Employee Optionee's employment is terminated because of disability within the meaning of Section 22(e)(3) of the Code, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c). Further, in the event that an Employee Optionee's employment is not terminated in accordance with the first sentence of Article III, Paragraph 3(b), but such Employee Optionee ceases to be employed by the Company, its Parent Corporation or any Subsidiary Corporation, then, to the extent an incentive stock option granted under Article III is not exercised within three months after the date of such cessation, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c).

          (c) MANNER OF EXERCISE. In order to exercise an incentive stock option granted under Article III, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each option granted under
     Article III shall be in (i) cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that the Company may, upon confirming that the person owns the number of shares being tendered, issue a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price; provided that in the event the person chooses to pay the option exercise price as provided in (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. The date of sale of the shares by the broker pursuant to a "CASHLESS EXERCISE" under (iii) above, shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

          (d) OPTIONS NOT TRANSFERABLE. No incentive stock option granted under
     Article III shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any option is granted, it shall be exercisable only by such Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option granted under
     Article III, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

          (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding incentive stock options granted under Article III, or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "MODIFICATION" within the meaning of Section 424(h)(3) of the Code.

          (f) LISTING AND REGISTRATION OF SHARES. Each incentive stock option granted under Article III shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

          (g) LIMITATION ON AMOUNT. Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value (determined as of the time the respective incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Employee Optionee during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiary Corporations exceeds $100,000, such incentive stock options shall be taxed as nonqualified options and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c). The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Employee Optionee's incentive stock options will be treated as nonqualified options because of such limitation and shall notify the Employee Optionee of such determination as soon as practicable after such determination.

          4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding incentive stock option granted under Article III, amend such incentive stock option; PROVIDED, HOWEVER, that any such amendment increasing the number of shares of Common Stock subject to such option (except as provided in Article III, Paragraph 3(e)) or reducing the exercise price per share of such option (except as provided in Article III, Paragraph 3(e)) shall in each case be subject to approval by the stockholders of the Company. Subject to Article III, Paragraph 3(g), the Committee may at any time or from time to time, in its discretion, in the case of any incentive stock option previously granted under Article III which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

          5. ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in Article III or in any document or instrument evidencing an incentive stock option granted under Article III, but subject to the provisions of Article III, Paragraph 3(g), upon the occurrence of a Change of Control, each incentive stock option previously granted under Article III which is not then immediately exercisable in full shall be immediately exercisable in full.

          6. OTHER PROVISIONS.

          (a) The person or persons entitled to exercise, or who have exercised, an incentive stock option granted under Article III shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

          (b) No incentive stock option granted under Article III shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

          (c) Notwithstanding any provision of the Plan or the terms of any incentive stock option granted under Article III, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

          (d) The Committee may require any person who exercises an incentive stock option to give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the transfer of shares to such person.

                                   ARTICLE IV

                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

          1. ELIGIBLE PERSONS. Persons who are members of the Board but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("NON-EMPLOYEES DIRECTORS") shall receive options under, and solely under, this Article IV.

          2. INITIAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS AFTER THE 1990 PLAN TERMINATION. Subject to stockholder approval of the Plan pursuant to
Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, each Non-Employee Director who is first elected to the Board on or after the date director options may no longer be granted under the terms of the Company's 1990 Stock Incentive Plan (the "1990 PLAN TERMINATION"), is hereby granted, effective on the date of his initial election (which date shall be the date of grant for purposes hereof), a nonqualified option to purchase 1,000 shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding).

          3. ANNUAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Subject to stockholder approval of the Plan pursuant to Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, a nonqualified option to purchase 1,000 (increased to 3,000 after the 1990 Plan Termination) shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding) is hereby granted, effective the fourth Thursday of October of 1995 and each year thereafter until the expiration of the Plan, to each person who is a Non-Employee Director on each such date (which date shall be the date of grant for purposes hereof).

          4. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each option granted under Article IV shall be equal to the lesser of (a) the per share price of the last sale of Common Stock on the trading day prior to the date of grant relating to such option, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and (b) the arithmetic average of the closing price per share of Common Stock on all days in which such stock was traded during the 90-day period before the date of grant, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL. The exercise price for each option granted under Article IV shall be subject to adjustment as provided in Article IV, Paragraph 5(e).

          5. TERMS AND CONDITIONS OF OPTIONS. Options granted under Article IV shall be subject to the following terms and conditions:

          (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Each option granted under Article IV shall be exercisable from time to time, in whole or in part, at any time after six months from the date of grant and prior to the date which is ten years after the date of grant (the "OPTION EXPIRATION DATE"). Notwithstanding the foregoing or any provision in any document or instrument evidencing an option granted under Article IV, upon the occurrence of a Change of Control, each option previously granted under
     Article IV which is not then immediately exercisable in full shall be immediately exercisable in full.

          (b) TERMINATION OF DIRECTORSHIP AND DEATH. For purposes of Article IV and each option granted under Article IV, a Non-Employee Director's directorship shall be deemed to have terminated at the close of business on the day preceding the first date on which he ceases to be a member of the Board for any reason whatsoever (including his death). If a Non-Employee Director's directorship is terminated for any reason whatsoever (including his death), each option granted to him under Article IV and all of his rights thereunder shall wholly and completely terminate:

               (i) At the time the Non-Employee Director's directorship is terminated if termination occurs within the six-month period following the date of grant; or

               (ii) At the time the Non-Employee Director's directorship is terminated if his directorship is terminated as a result of his removal from the Board for cause (other than disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office); or

               (iii) At the expiration of a period of one year after the Non-Employee Director's death (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable, an option granted under Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

               (iv) At the expiration of a period of three years after the Non-Employee Director's directorship is terminated if such person's directorship is terminated after the six-month period following the date of grant as a result of such person's resignation or removal from the Board because of disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration
          Date); or

               (v) At the expiration of a period of three months after the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated after the six-month period following the date of grant for any reason other than the reasons specified in
          Article IV, Paragraphs 5(b)(ii) through 5(b)(iv).

          (c) MANNER OF EXERCISE. In order to exercise a nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax as provided in
     Article VII. The payment of the exercise price for each option granted under Article II shall be (i) in cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that the Company may, upon confirming that the person owns the number of shares being tendered, issues a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price and any applicable withholding taxes; provided that in the event the person chooses to pay the option exercise price as provided in (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. The date of sale of the shares by the broker pursuant to a "cashless exercise" under (iii) above shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

          (d) OPTIONS NOT TRANSFERABLE. No option granted under Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee.

          (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted under Article II, or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article II of the Plan and each Non-Employee Director's proportionate interest shall be maintained as before the occurrence of such event. Any adjustment provided for in the preceding provisions of this Paragraph 5(e) shall be subject to any required stockholder action.

          (f) LISTING AND REGISTRATION OF SHARES. Each option granted under
     Article IV shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

          6.       OTHER PROVISIONS.

          (a) The person or persons entitled to exercise, or who have exercised, an option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

          (b) No option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board may have to remove at any time, with or without cause, any person to whom such option has been granted from the Board.

          (c) Notwithstanding any provision of the Plan or the terms of any option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rule or regulations of any governmental regulatory body.

          (d) If, as of any date that the Plan is in effect, there are not sufficient shares of Common Stock available under the Plan to allow for the grant to each Non-Employee Director of an option for the number of shares provided for in Article IV, each Non-Employee Director shall receive an option for his pro-rata share of the total number of shares of Common Stock then available under the Plan.

                                    ARTICLE V

                     PERFORMANCE STOCK AND PERFORMANCE UNITS

          1. ELIGIBLE EMPLOYEES. Key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive awards of Performance Stock and/or Performance Units (as hereinafter defined) under this Article V; PROVIDED, HOWEVER, no such individual may receive more than 250,000 Performance Stock and/or Performance Unit awards hereunder during any calendar year.

          2. TERMS AND CONDITIONS OF PERFORMANCE AWARDS. Shares of Performance Stock and Performance Units granted under Article V to an eligible employee (an "EMPLOYEE GRANTEE") shall be, with respect to Performance Stock, shares of Common Stock and, with respect to Performance Units, a unit shall represent a phantom share of Common Stock. Both types of Awards shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article V, as the Committee shall deem desirable:

          (a) PERFORMANCE PERIOD AND VESTING. Subject to Article V, Paragraphs 3 and 4, no shares of Performance Stock or Performance Units granted under
     Article V shall be subject to becoming vested; i.e., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "PERFORMANCE PERIOD"). To the extent not prohibited by other provisions of the Plan, each share of Performance Stock and each Performance Unit granted under Article V shall be subject to becoming vested upon the achievement of such performance goals (Company and/or individual) over such Performance Period as the Committee in its discretion may determine at or prior to the grant of such performance Award. The Committee shall also designate, at the date of grant, whether a performance Award is intended to meet the requirements of Section 162(m) of the Code. With respect to any Performance Stock or Performance Unit grant that is intended to meet the requirements of Section 162(m) of the Code, the performance goal or goals for such Award shall be with respect to one or more of the following: earnings per share; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue; market share; sales; costs; return on equity; operating cash flow; return on net capital employed ("RONCE") and/or stock price performance. The goals can be applied, where appropriate, with respect to an individual, a business unit or the Company as a whole and need not be based on increases or positive results, but can be based on maintaining the status quo or limiting economic losses, for example. Which goals to use with respect to a performance Award, the weighting of the goals if more than one is used, and whether the goal is to be measured against a Company-established budget or target, an index or a peer group of companies, shall also be determined by the Committee at the time of grant of the Award.

          (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article V, and each share of Performance Stock and each Performance Unit granted hereunder, an Employee Grantee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or an affiliated entity of the Company. If an Employee Grantee's employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each share of Performance Stock and each Performance Unit granted to him under
     Article V which is not then vested shall wholly and completely terminate:

               (i) At the time the Employee Grantee's employment is terminated if termination is for any reason other than retirement, disability or death; or

               (ii) If the Employee Grantee's employment is terminated due to retirement, disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Performance Period and the denominator of which is the total number of calendar months in the Performance Period; PROVIDED, HOWEVER, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Performance Period and at the end of such Performance Period shall be forfeited and/or paid as unrestricted stock to the Employee Grantee depending on the achievement of the goals for such Performance Period; PROVIDED FURTHER, HOWEVER, with respect to any performance Award not intended on its date of grant to meet the requirements of Section 162(m) of the Code, the Committee may, in its sole discretion, deem the terms and conditions have been met at the date of such termination for all or part of such remaining, nonforfeited portion of the Performance Stock award or Performance Unit award.

          (c) PERFORMANCE AWARDS NOT TRANSFERABLE. No shares of Performance Stock or Performance Units granted under Article V shall be transferable during a Performance Period otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any shares of Performance Stock or Performance Units granted under Article V, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the shares of the Performance Stock or Performance Units involved in such attempt.

          3. AMENDMENT. With respect to any outstanding Performance Stock or Performance Unit that does not qualify as performance based compensation under
Section 162(m) of the Code, the Committee may, at any time or times, amend the performance objectives and/or the Performance Period for earning such Award. However, with respect to any Performance Stock or

Performance Unit Award that is intended on its date of grant to qualify as performance based compensation under Section 162(m) of the Code, the Committee, in its sole discretion and without the consent of the Employee-Grantee, may amend the Award only to reflect a change in corporate capitalization, such as a stock split or dividend, or a corporate transaction, such as a corporate merger, a corporate consolidation, any corporate separation (including a spinoff or other distribution of stock or property by a corporation), any corporate reorganization (whether or not such reorganization comes within the definition of such term in section 368), or any partial or complete corporate liquidation.

          4. ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in Article V or in any document or instrument evidencing Performance Stock or Performance Units granted under Article V, upon the occurrence of a Change of Control each share of Performance Stock and each Performance Unit previously granted under Article V which is not then immediately vested in full shall be immediately vested in full, all performance goals shall be deemed to have been met to the fullest extent under the terms of such grant, and the Performance Periods shall immediately end.

          5. OTHER PROVISIONS.

          (a) No grant of Performance Stock or Performance Units under Article V shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such Award has been granted.

          (b) Each certificate representing Performance Stock awarded under the Plan shall be registered in the name of the Employee Grantee and, during the Performance Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Performance Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Performance Stock shall bear a legend similar to the following:

                  The shares represented by this certificate have been issued pursuant to the terms of the BJ Services Company 1995 Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated ____________.

          After certification by the Committee as to the satisfaction of the terms and conditions set by the Committee with respect to an Award of (i) Performance Stock, a certificate, without the legend set forth above, for the number of shares of Common Stock that are no longer subject to such restrictions, terms and conditions shall be delivered to the employee and
     (ii) Performance Units, a certificate for the number of shares of Common Stock equal to the number of Performance Units vested shall be delivered to the employee. The remaining unearned shares of Performance Stock issued with respect to such Award, if any, or unearned Performance Units, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award applicable to such shares or units, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

                                   ARTICLE VI

                                   BONUS STOCK

         The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Stock shall be shares of Common Stock that are not subject to a Performance Period under Article V.

                                   ARTICLE VII

                                   CASH AWARDS

          1. ELIGIBLE EMPLOYEES. Officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive Cash Awards, which may be Tandem Cash Tax Rights, Performance Cash Awards or Bonus Cash Awards (as hereinafter defined) under this Article VII.

          2. TANDEM CASH TAX RIGHTS. The Committee may grant a Tandem Cash Tax Right with respect to a Performance Stock or Performance Unit Award that, subject to the further provisions hereof, entitles the Employee Grantee to receive from the Company, upon the later of the vesting of the Performance Stock or Performance Unit Award or the date such Performance Stock or Performance Unit Award is taxable to the Employee Grantee, an amount of cash such that the "net" benefit received by the Employee Grantee, after paying all applicable federal, state and other taxes (assuming for this purpose, the highest marginal income tax rate for individuals applies) on the Performance Stock or Performance Unit Award and this Tandem Cash Tax Right, shall be equal to the value of the Performance Stock or Performance Unit Award payment received by the Employee Grantee before any such taxes thereon.

          3. TERMS AND CONDITIONS OF PERFORMANCE CASH AWARDS. Performance Cash Awards granted an EMPLOYEE GRANTEE shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article VII, as the Committee shall deem desirable:

          (a) PERFORMANCE PERIOD AND VESTING. Subject to Article VII, Paragraphs 4 and 5, no Performance Cash Awards granted under Article VII shall be subject to becoming vested; i.e., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "PERFORMANCE PERIOD"). To the extent not prohibited by other provisions of the Plan, each Performance Cash Award granted under Article VII shall be subject to becoming vested upon the achievement of such performance goals (Company and/or individual) over such Performance Period as the Committee in its discretion may determine at or prior to the grant of such Performance Cash Award. The Committee shall also designate, at the date of grant, whether a Performance Cash Award is intended to meet the requirements of Section 162(m) of the Code. With respect to any Performance Cash Award grant that is intended to meet the requirements of Section 162(m) of the Code, the performance goal or goals for such Award shall be with respect to one or more of the following: earnings per share; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue; market share; sales; costs; return on equity; operating cash flow; return on net capital employed ("RONCE") and/or stock price performance. The goals can be applied, where appropriate, with respect to an individual, a business unit or the Company as a whole and need not be based on increases or positive results, but can be based on maintaining the status quo or limiting economic losses, for example. Which goals to use with respect to a Performance Cash Award, the weighting of the goals if more than one is used, and whether the goal is to be measured against a Company-established budget or target, an index or a peer group of companies, shall also be determined by the Committee at the time of grant of the Award.

          (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of Article VII and each Performance Cash Award granted hereunder, an Employee Grantee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or an affiliated entity of the Company. If an Employee Grantee's employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each Performance Cash Award granted to him under
     Article VII which is not then vested shall wholly and completely terminate:

               (i) At the time the Employee Grantee's employment is terminated if termination is for any reason other than retirement, disability or death; or

               (ii) If the Employee Grantee's employment is terminated due to retirement, disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Performance Period and the denominator of which is the total number of calendar months in the Performance Period; PROVIDED, HOWEVER, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Performance Period and at the end of such Performance Period shall be forfeited and/or paid in cash to the

                  Employee Grantee depending on the achievement of the goals for such Performance Period; PROVIDED, HOWEVER, notwithstanding the foregoing, with respect to any Performance Cash Award not intended on its date of grant to meet the requirements of
                  Section 162(m) of the Code, the Committee may, in its sole discretion, deem the terms and conditions of an Employee Grantee's Performance Cash Award(s) to have been met in full or in part on the date of such Employee Grantee's termination of employment, regardless of the reason for such termination of employment.

          (c) PERFORMANCE CASH AWARDS NOT TRANSFERABLE. No Performance Cash Awards granted under Article VII shall be transferable during a Performance Period otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Performance Cash Awards granted under Article VII, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Performance Cash Awards involved in such attempt.

          (d) MAXIMUM AWARD. With respect to a Performance Cash Award that is intended to qualify as performance based compensation under Section 162(m) of the Code, the maximum aggregate of such awards that may be granted to any one Employee Grantee during any calendar year shall not exceed $2 million.

          4. AMENDMENT. With respect to any outstanding Performance Cash Awards that does not qualify as performance based compensation under Section 162(m) of the Code, the Committee may, at any time or times, amend the performance objectives and/or the Performance Period for earning such Award. However, with respect to any Performance Cash Award that is intended on its date of grant to qualify as performance based compensation under Section 162(m) of the Code, the Committee, in its sole discretion and without the consent of the Employee-Grantee, may amend the Award only to reflect a change in corporate capitalization, such as a stock split or dividend, or a corporate transaction, such as a corporate merger, a corporate consolidation, any corporate separation (including a spinoff or other distribution of stock or property by a corporation), any corporate reorganization (whether or not such reorganization comes within the definition of such term in section 368), or any partial or complete corporate liquidation.

          5. ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in Article VII or in any document or instrument evidencing Performance Cash Awards granted under Article VII, upon the occurrence of a Change of Control each Performance Cash Award previously granted under Article VII which is not then immediately vested in full shall be immediately vested and payable in cash in full, all performance goals shall be deemed to have been met to the fullest extent under the terms of such grant, and the Performance Periods shall immediately end.

          6. OTHER PROVISIONS.

          (a) No grant of a Performance Cash Award under Article VIII shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such Award has been granted.

          (b) After certification by the Committee as to the satisfaction of the terms and conditions set by the Committee with respect to a Performance Cash Award, the portion of such Award that is no longer subject to such restrictions, terms and conditions shall be paid (in cash) to the Employee Grantee. The remaining unearned portion of such Performance Award, if any, shall either be forfeited or, if appropriate under the terms applicable to such Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

          7. BONUS CASH AWARDS. The Committee may, from time to time and subject to the provisions of the Plan, grant Bonus Cash Awards to key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Cash Awards shall be cash payments that are not subject to a Performance Period under Article VII.

                                  ARTICLE VIII

                              WITHHOLDING FOR TAXES

          Notwithstanding anything in the Plan to the contrary, any issuance of Common Stock pursuant to the exercise of an option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the optionee or grantee to tender to the Company shares of Common Stock owned by the optionee or grantee, or to request the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an option or as a distribution of earned Performance Stock, payment of earned Performance Units or as Bonus Stock, which have a fair market value per share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company; provided, however, with respect to any Employee Optionee or Employee Grantee who is subject to Rule 16b-3 at the time withholding is required with respect to an Award payable in Common Stock, the Company shall automatically withhold from such Award, to the extent such withholding is not satisfied by a Tandem Cash Tax Right, a number of shares of Common Stock having an aggregate fair market value per share equal to the amount of tax required to be withheld.

                                   ARTICLE IX

                             PARACHUTE TAX GROSS-UP

          To the extent that the grant, payment, or acceleration of vesting or payment, whether in cash or stock, of any Award made to a participant under the Plan (a "BENEFIT") is subject to a golden parachute excise tax under Section 4999(a) of the Code (a "PARACHUTE TAX"), the Company shall pay such person an amount of cash (the "GROSS-UP AMOUNT") such that the 'net' Benefit received by the person under this Plan, after paying all applicable Parachute Taxes (including those on the Gross-up Amount) and any federal or state income taxes on the Gross-up Amount, shall be equal to the Benefit that such person would have received if such Parachute Tax had not been applicable.

                                  AMENDMENT ONE
                                     TO THE
                     BJ SERVICES COMPANY 1995 INCENTIVE PLAN

         WHEREAS, BJ Services Company (the "Company") and the stockholders of the Company have heretofore adopted and approved the BJ Services Company 1995 Incentive Plan (the "1995 Plan"); and

         WHEREAS, the Company desires to amend the 1995 Plan, subject to stockholder approval, to increase the number of option shares that are automatically granted to Non-Employee Directors;

         NOW, THEREFORE, effective as of the date this amendment is approved by the stockholders of the Company, Paragraph 3 of Article IV of the 1995 Plan is amended to read in its entirety as follows:

                  "3. ANNUAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Subject to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, a nonqualified option to purchase 2,000 (increased to 4,000 after the 1990 Plan Termination) shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding) is hereby granted, effective the fourth Thursday of October of 1996 and each year thereafter until the expiration of the Plan, to each person who is a Non-Employee Director on each such date (which date shall be the date of grant for purposes hereof)."

         All terms used herein that are defined in the 1995 Plan shall have the same meanings given to such terms in the 1995 Plan.

         Except as amended hereby, the 1995 Plan shall continue in full force and effect without interruption or change and the 1995 Plan and this amendment shall be read, taken and construed as one and the same instrument.

                                  AMENDMENT TO
                               BJ SERVICES COMPANY
                               1995 INCENTIVE PLAN


         WHEREAS, BJ SERVICES COMPANY (the "Company") has heretofore adopted the BJ SERVICES COMPANY 1995 INCENTIVE PLAN (the "Plan"); and

         WHEREAS, pursuant to certain amendments to the rules promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Amended Rules"), the Company desires to amend the Plan to ensure compliance with the Amended Rules;

         NOW, THEREFORE, the Plan shall be amended as follows, effective November 26, 1996:

         1. The second sentence of the second paragraph of Article I, Section 3, shall be deleted and the following shall be substituted therefor:

                  "No person shall be eligible to serve on the Committee unless he is then a Section 16 Director and also an "outside director" within the meaning of Section 162(m) of the Internal Revenue code of 1986, as amended (the "CODE"). A "SECTION 16 DIRECTOR" means a director that meets the criteria of a "Non-Employee Director" as defined in Rule 16b-3 (RULE 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "ACT"), if and such rule is then in effect.

         2. Clause (f) of Article I, Section 4, shall be amended by adding the phrase "(as hereinafter defined)" after the term "Non-Employee Directors."

         3. Paragraph (b) of Article I, Section 9, shall be amended by deleting the phrase "disinterested persons, within the meaning of Rule 16b-3" and by substituting the term "Section 16 Directors" therefor.

         4. Article VIII shall be deleted ad the following shall be substituted therefor:

                  Notwithstanding anything in the Plan to the contrary, any issuance of Common Stock pursuant to the exercise of an option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. The optionee or grantee may tender to the Company shares of Common Stock owned by the optionee or grantee, or direct the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an option or as a distribution of earned Performance Stock, payment of earned Performance Units or as Bonus Stock, which have a fair market value per share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company; provided, that with respect to incentive stock options outstanding as of November 26, 1996,
         (i) the foregoing right may be exercised only at the discretion of the Committee, or (ii) with respect to incentive stock options held by employees subject to Section 16 of the Act, the foregoing withholding of shares shall be automatic.

         5. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                               APPENDIX F

                               BJ SERVICES COMPANY
                               1997 INCENTIVE PLAN


                                    ARTICLE I

                                  INTRODUCTION

         1. PURPOSE. The BJ SERVICES COMPANY 1997 INCENTIVE PLAN (the "PLAN") is intended to promote the interests of BJ SERVICES COMPANY (the "COMPANY") and its stockholders by encouraging employees of the Company, its subsidiaries and affiliated entities and non-employee directors of the Company to acquire or increase their equity interest in the Company and, with respect to employees, to be able to relate cash bonuses to Company performance goals, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "BOARD") also contemplates that through the Plan, the Company, its subsidiaries and affiliated entities will be better able to compete for the services of personnel needed for the continued growth and success of the Company. However, nothing in this Plan shall operate or be construed to prevent the Company from granting bonuses and other stock awards outside of this Plan.

         2. SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock, $.10 par value per share, of the Company ("COMMON STOCK") that may be issued under the Plan shall not exceed 1,500,000 shares; provided, however, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as hereinafter defined), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available under the Plan. If shares of Performance Stock (as hereinafter defined) awarded under the Plan are forfeited to the Company, such shares shall thereafter be available for new grants and awards under the Plan. Shares issued pursuant to the Plan shall be fully paid and nonassessable.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "COMMITTEE") of two or more directors of the Company appointed by the Board. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be binding on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

         No person shall be eligible to serve on the Committee unless he is a "Non-Employee Director" as defined in Rule 16b-3 ("RULE 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "ACT"), if and as such rule is then in effect and also an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"). Notwithstanding any provision in the Plan to the contrary, other than options granted to Non-Employee Directors pursuant to Article IV, no options, Performance Stock, Performance Units, Bonus Stock, Cash Awards, or Other Stock-Based Awards (collectively, "AWARDS") may be granted under the Plan to any member of the Committee during the term of his membership on the Committee. Subject to the following, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the President of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose. Upon any such delegation all references in the Plan to the "Committee" shall be deemed to include the President; provided, however, that such delegation shall not limit the President's right to receive Awards under the Plan. Notwithstanding the foregoing, the President may not grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer or a director of the Company or otherwise subject to Section 16(b) of the Act.

         4. AMENDMENT AND DISCONTINUANCE OF THE PLAN. The Board may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (a) extending the period within which Awards may be made under the Plan, (b) increasing the number of shares of Common Stock to be awarded under the Plan, except as provided in Article I, Paragraph 2, (c) reducing the option exercise price per share provided in the Plan, (d) modifying the provisions of Article IV, (e) changing the class of persons to whom Awards may be made under the Plan, or (f) granting options to Non-Employee Directors other than pursuant to Article IV, shall, in each case, be subject to approval by the stockholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights in any material respect.

         5. GRANTING OF DISCRETIONARY AWARDS. The Committee shall have the authority to grant, prior to the expiration date of the Plan, to such employees and officers as may be selected by it (with respect to options, "EMPLOYEE OPTIONEES" and, with respect to Performance Stock, Performance Units, Bonus Stock and Cash Awards, "EMPLOYEE GRANTEES"), options to purchase shares of Common Stock and awards of Performance Stock, Performance Units, Bonus Stock and/or, Cash Awards on the terms and conditions hereinafter set forth. Stock issued with respect to an Award under the Plan may be authorized but unissued, or reacquired shares of Common Stock. The

Committee shall also have the authority to determine whether options granted to Employee Optionees are granted pursuant to Article II or Article III, as hereinafter set forth; provided, however, only employees of the Company, its Parent Corporation or a Subsidiary Corporation (as such terms are defined in Section 424 of the Code) may be granted options pursuant to Article III. Options granted to Employee Optionees under Article III shall be "incentive stock options" as defined in Section 422 of the Code, and are hereinafter referred to as "incentive stock options." All other options granted to Employee Optionees under the Plan shall be granted pursuant to Article II and shall be options which do not constitute incentive stock options ("NONQUALIFIED OPTIONS"). In selecting Employee Optionees and Employee Grantees, and in determining the number of shares to be covered by each Award granted to such individual, the Committee may consider such factors which it may consider relevant.

         6. GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. All options granted to Non-Employee Directors shall be options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired shares of Common Stock and shall be nonqualified options. Non-Employee Directors shall not be eligible to receive any other Award.

         7. TERM OF PLAN. This Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months after the date of such adoption. In the event that the Plan is not approved by the stockholders of the Company within twelve months after the date of its adoption by the Board, the Plan shall be null and void. No Award shall be exercisable or payable under the Plan prior to its approval by the stockholders and, if the Plan is not approved by the stockholders of the Company within such twelve-month period, all Awards granted under the Plan shall be automatically canceled. Except with respect to Awards then outstanding, if not sooner terminated under the provisions of
Article I, Paragraph 4, the Plan shall terminate upon and no further Awards shall be made after the tenth anniversary of the date the Plan is adopted by the Board.

         8. MISCELLANEOUS. All references in the Plan to "Articles," "Paragraphs" and other subdivisions refer to the corresponding Articles, Paragraphs, and subdivisions of the Plan.

         9. RULE 16b-3 COMPLIANCE. The Company intends:

         (a) that the Plan meet the requirements of Rule 16b-3;

         (b) that transactions of the type specified in Rule 16b-3 by Non-Employee Directors pursuant to Article IV of the Plan will be exempt from the operation of Section 16(b) of the Act; and

         (c) that transactions of the type specified in Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act.

In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Article 1, Paragraph 9.

         10. DEFINITION OF THE TERM "CHANGE OF CONTROL". As used in the Plan, a "CHANGE OF CONTROL" shall be deemed to have occurred upon, and shall mean
(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 25% or more of either (i) the then outstanding shares of Common Stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clause (i), (ii) and (iii) of clause (c) of this Paragraph 10 are satisfied; (b) the approval by the Company's stockholders of the sale or disposition of all or substantially all of the Company's assets or the dissolution or liquidation of the Company; or (c) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation. The "Incumbent Board" shall mean individuals who, as of the date the Plan is adopted by the Board, constitute the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the
Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

                                   ARTICLE II

                           NONQUALIFIED STOCK OPTIONS

         1. ELIGIBLE INDIVIDUALS. Employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive nonqualified options under this Article II; provided, however, no such person may receive more than 250,000 nonqualified options and/or incentive stock options hereunder during any calendar year.

         2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall be equal to the fair market value per share of Common Stock at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and shall not be less than the per share price of the last sale of Common Stock on the trading day prior to the grant of such option. The exercise price for each nonqualified option granted under Article II shall be subject to adjustment as provided in Article II, Paragraph 3(e).

         3. TERMS AND CONDITIONS OF OPTIONS. Nonqualified options granted under Article II shall be in such form as the Committee may from time to time approve. Options granted under Article II shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article II, as the Committee shall deem desirable:

                  (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. No nonqualified option shall be exercisable later than the date which is ten years after the date of grant. To the extent not prohibited by other provisions of the Plan, each nonqualified option granted under
         Article II shall be exercisable no later than the date which is ten years after the date of grant (the "Nonqualified Option Expiration Date") and at such time or times as the Committee, in its discretion, may establish in the option agreement.

                  (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of
         Article II and each nonqualified option granted under Article II, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the

         Company or a subsidiary or affiliated entity of the Company. Unless otherwise provided in the Option Agreement, upon an Employee Optionee's termination of employment for any reason whatsoever (including his death), each nonqualified option granted to him under Article II and all of his rights thereunder shall wholly and completely terminate:

                           (i) At the time the Employee Optionee's employment is
                  terminated if his employment is terminated because he is discharged for (A) fraud, theft or embezzlement committed against the Company or a subsidiary, affiliated entity or customer of the Company , (B) Employee's willful misconduct in performance of the duties of Employee's employment or (C) Employee's final conviction of a felony (collectively, Cause); or

                           (ii) At the expiration of a period of one year after
                  the Employee Optionee's death (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable, a nonqualified option granted under
                  Article II may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                           (iii) At the expiration of a period of three years
                  after the Employee Optionee's employment is terminated if the Employee Optionee's employment is terminated after the six-month period following the date of grant because of retirement or disability (but in no event later than the Nonqualified Option Expiration Date); or

                           (iv) At the expiration of a period of three months
                  after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant for any reason other than his death, retirement, disability or Cause (but in no event longer than one year after the Employee Optionee's employment is terminated); or

                           (v) Notwithstanding the above, with respect to all
                  options outstanding at the date of a Change of Control, if the Employee Optionee's employment is terminated within the one-year period following such Change of Control other than for Cause, at the expiration of one year following the Employee Optionee's date of termination, unless subparagraph
                  (ii), (iii), (iv) or (vi) provides a longer period for the exercise of such options (but in no event later than the Nonqualified Option Expiration Date); or

                           (vi) Notwithstanding the foregoing, the Committee, in
                  its discretion, may extend the period for exercise of any option upon an Employee Optionee's termination, but in no event later than the Nonqualified Option Expiration Date.

                  As used in this Plan the term "retirement" means the termination of an employee's employment with the Company, its subsidiaries and affiliated entities (i) on or after reaching age 65 or (ii) on or after reaching age 55 with the consent of the Board, for reasons other than death, disability or Cause, and the term "disability' shall mean an employee is suffering from a mental or physical disability, which, in the opinion of the Board, prevents the employee from performing his regular duties and is expected to be of long continued duration or to result in death.

                  (c) MANNER OF EXERCISE. In order to exercise a nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax as provided in Article XI. The payment of the exercise price for each option granted under Article II shall be (i) in cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that if such shares were acquired pursuant to the prior exercise of a Company granted option, such shares must have been owned for at least six months, and provided further, that the Company may, upon confirming that the person owns the number of shares being tendered, issue a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price and any applicable withholding taxes; provided that in the event the person chooses to pay the option exercise price as provided in (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to
         (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. The date of sale of the shares by the broker pursuant to a "cashless exercise" under (iii) above shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to or for resale in connection with, any distribution of such shares.

                  (d) OPTIONS NOT TRANSFERABLE. Except as provided in Article IX, no nonqualified option granted under Article II shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any such option is granted, it shall be exercisable only by the Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any nonqualified option granted under Article II, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                  (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for, a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted under Article II, or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

                  (f) LISTING AND REGISTRATION OF SHARES. Each nonqualified option granted under Article II shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been free of any conditions not acceptable to the Committee.

         4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option granted under
Article II, amend such nonqualified option. The Committee may at any time or from time to time, in its discretion, in the case of any nonqualified option previously granted under Article II which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

         5. ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in Article II or in any document or instrument evidencing a nonqualified option granted under Article II, upon the occurrence of a Change of Control each nonqualified option previously granted under Article II which is not then immediately exercisable in full shall be immediately exercisable in full.

         6.       OTHER PROVISIONS.

                  (a) The person or persons entitled to exercise, or who have exercised, a nonqualified option granted under Article II shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

                  (b) No nonqualified option granted under Article II shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without Cause, the employment of any person to whom such option has been granted.

                  (c) Notwithstanding any provision of the Plan or the terms of any nonqualified option granted under Article II, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

                  (d) The Committee, in its discretion, may permit any Employee Optionee to surrender unexercised any nonqualified option for the receipt of another Award or other arrangement in order to defer the "spread" on exercise of such option.


                                   ARTICLE III

                             INCENTIVE STOCK OPTIONS

         1. ELIGIBLE EMPLOYEES. Employees and officers (whether or not they are directors) of the Company or its Parent Corporation or any Subsidiary Corporation of the Company shall be eligible to receive incentive stock options under this Article III; provided, however, no such person may receive more than 250,000 incentive stock options and/or nonqualified options hereunder during any calendar year.

         2. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each incentive stock option granted under Article III shall be equal to the fair market value per share of Common Stock (the "MARKET VALUE PER SHARE") at the time of grant as determined by the Committee, based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and shall not be less than the per share price of the last sale of Common Stock on the trading day prior to the grant of such option; provided, however, than in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then the exercise price per share shall be at least 110% of the fair market value per share of Common Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Article III, Paragraph 3(e).

         3. TERMS AND CONDITIONS OF OPTIONS. Incentive stock options granted under Article III shall be in such form as the Committee may from time to time approve. Options granted under Article III shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article III, as the Committee shall deem desirable:

                  (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. No incentive stock option granted under Article III shall be exercisable later than the date which is ten years after the date of grant; provided, however, that in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then such option shall not be exercisable with respect to any of the shares subject to such option later than the date which is five years after the date of grant. The date on which an incentive stock option ultimately becomes unexercisable under the previous sentence is hereinafter referred to as the "ISO EXPIRATION DATE." To the extent not prohibited by other provisions of the Plan, each incentive stock option granted under Article III shall be exercisable at such time or times as the Committee in its discretion may determine.

                  (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of
         Article III and each incentive stock option granted under Article III, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. Unless otherwise provided in the Option Agreement, upon an Employee Optionee's termination of employment by any reason whatsoever (including his death), each incentive stock option granted to him and all of his rights thereunder shall wholly and completely terminate:

                           (i) At the time the Employee Optionee's employment is
                  terminated if his employment is terminated due to Cause; or

                           (ii) At the expiration of a period of one year after
                  the Employee Optionee's death (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable, an incentive stock option granted under Article III of the Plan may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                           (iii) At the expiration of a period of three years
                  after the Employee Optionee's employment is terminated if the Employee Optionee's employment is terminated after the six-month period following the date of grant because of retirement or disability (but in no event later than the ISO Expiration Date); or

                           (iv) At the expiration of a period of three months
                  after the Employee Optionee's employment is terminated (but in no event later than the ISO Expiration Date) if the Employee Optionee's employment is terminated after the six-month period following the date of grant for any other reason than his death, retirement, disability or Cause (but in no event longer than one year after the Employee Optionee's employment is terminated); or

                           (v) Notwithstanding the above, with respect to all
                  options outstanding at the date of a Change of Control, if the Employee Optionee's employment is terminated within the one-year period following such Change of Control other than for Cause, at the expiration of one year following the Employee Optionee's date of termination, unless subparagraph
                  (ii), (iii), (iv) or (vi) provides a longer period for the exercise of such options (but in no event later than the ISO Expiration Date); or

                           (vi) Notwithstanding the foregoing, the Committee, in
                  its discretion may extend the period for exercise of any option upon an Employee Optionee's termination, but in no event later than the ISO Expiration Date.

                  In the event and to the extent that an incentive stock option granted under Article III is not exercised (A) within three months after the Employee Optionee's termination of employment or (B) within one year after the Employee Optionee's employment is terminated because of disability within the meaning of Section 22(e)(3) of the Code, whichever is applicable, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c). Further, in the event that an Employee Optionee ceases to be employed by the Company, its Parent Corporation or any Subsidiary Corporation, but continues to be employed by an affiliate, then, to the extent an incentive stock option granted under Article III is not exercised within three months after the date of such cessation of employment with the Company, its Parent Corporation or any Subsidiary Corporation, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c).

                  (c) MANNER OF EXERCISE. In order to exercise an incentive stock option granted under Article III, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each option granted under Article III shall be in (i) cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that if such shares were acquired pursuant to the prior exercise of a Company granted option, such shares must have been owned for at least six months, and provided further, that the Company may, upon confirming, that the person owns the number of shares being tendered, issue a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise) notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price; provided that in the event the person chooses to pay the option exercise price as provided in
         (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. The date of sale of the shares by the broker pursuant to a "cashless exercise" under (iii) above, shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with any distribution of such shares.

                  (d) OPTIONS NOT TRANSFERABLE. No incentive stock option granted under Article III shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any option is granted, it shall be exercisable only by such Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option granted under Article III, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                  (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding incentive stock options granted under Article III, or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "modification" within the meaning of Section 424 of the Code.

                  (f) LISTING AND REGISTRATION OF SHARES. Each incentive stock option granted under Article III shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listings registration, or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

                  (g) LIMITATION ON AMOUNT. Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value (determined as of the time the respective incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Employee Optionee during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiary Corporations exceeds $100,000, such incentive stock options shall be taxed as nonqualified options and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c). The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Employee Optionee's incentive stock options will be treated as nonqualified options because of such limitation and shall notify the Employee Optionee of such determination as soon as practicable after such determination.

         4. AMENDMENT. The Committee may, with the consent of the person or persons entitled to exercise any outstanding incentive stock option granted under Article III, amend such incentive stock option. The Committee may at any time or from time to time, in its discretion, in the case of any incentive stock option previously granted under Article III which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

         5. ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in Article III or in any document or instrument evidencing an incentive stock option granted under Article III, upon the occurrence of a Change of Control, each incentive stock option previously granted under
Article III which is not then immediately exercisable in full shall be immediately exercisable in full.

         6.       OTHER PROVISIONS.

                  (a) The person or persons entitled to exercise, or who have exercised, an incentive stock option granted under Article III shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

                  (b) No incentive stock option granted under Article III shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without Cause, the employment of any person to whom such option has been granted.

                  (c) Notwithstanding any provision of the Plan or the terms of any incentive stock option granted under Article III, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

                  (d) The Committee may require any person who exercises an incentive stock option to give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the transfer of shares to such person.


                                   ARTICLE IV

                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

         1. ELIGIBLE PERSONS. Persons who are members of the Board but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("NON-EMPLOYEES DIRECTORS") shall receive options under, and solely under, this Article IV.

         2. INITIAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS AFTER THE 1995 PLAN TERMINATION. Subject to stockholder approval of the Plan pursuant to
Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, each Non-Employee Director who is first elected to the Board on or after the date director options may no longer be granted under the terms of either the Company's 1990 Stock Incentive Plan or the 1995 Incentive Plan, is hereby granted effective on the date of his initial election (which date shall be the date of grant for purposes hereof), a nonqualified option to purchase 1,000 shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding).

         3. ANNUAL GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Subject to stockholder approval of the Plan pursuant to Article I, Paragraph 7, and to the limitation of the number of shares of Common Stock set forth in Article I, Paragraph 2, a nonqualified option to purchase 4,000 shares of Common Stock (subject to adjustment in the same manner provided in Article IV, Paragraph 5(e) with respect to shares of Common Stock subject to options then outstanding) is hereby granted, effective the fourth Thursday of October of 1997 and each year thereafter until the expiration of the Plan, to each person who is a Non-Employee Director on each such date (which date shall be the date of grant for purposes hereof); provided, however, the number of shares of Common Stock subject to such annual grant shall be reduced by the number of shares subject to annual grants made to each

Non-Employee Director on such date under the Company's 1990 Stock Incentive Plan and 1995 Incentive Plan.

         4. CALCULATION OF EXERCISE PRICE. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each option granted under Article IV shall be equal to the fair market value per share of Common Stock at the time of grant based on the composite transactions in the Common Stock as reported by THE WALL STREET JOURNAL, and shall not be less than the per share price of the last sale of Common Stock on the trading day prior to the grant of such option. The exercise price for each option granted under
Article IV shall be subject to adjustment as provided in Article IV, Paragraph 5(e).

         5. TERMS AND CONDITIONS OF OPTIONS. Options granted under Article IV shall be subject to the following terms and conditions:

                  (a) OPTION PERIOD AND CONDITIONS AND LIMITATIONS ON EXERCISE. Each option granted under Article IV shall be exercisable from time to times in whole or in part, at any time after the date of grant and prior to the date which is ten years after the date of grant (the "OPTION EXPIRATION DATE"). Notwithstanding the foregoing or any provision in any document or instrument evidencing an option granted under Article IV, upon the occurrence of a Change of Control, each option previously granted under Article IV which is not then immediately exercisable in full shall be immediately exercisable in full.

                  (b) TERMINATION OF DIRECTORSHIP AND DEATH. For purposes of
         Article IV and each option granted under Article IV, a Non-Employee Director's directorship shall be deemed to have terminated at the close of business on the day preceding the first date on which he ceases to be a member of the Board for any reason whatsoever (including his death). If a Non-Employee Director's directorship is terminated for any reason whatsoever (including his death), each option granted to him under Article IV and all of his rights thereunder shall wholly and completely terminate:

                           (i) At the time the Non-Employee Director's
                  directorship is terminated if his directorship is terminated as a result of his removal from the Board for (A) fraud, theft or embezzlement committed against the Company or a Subsidiary, affiliated entity or customer of the Company, (B) Non-Employee Director's willful misconduct in performance of his duties as Non-Employee Director or (C) Non- Employee Director's final conviction of a felony; or

                           (ii) At the expiration of a period of one year after
                  the Non-Employee Director's death (but in no event later than the Option Expiration Date). An option granted under Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

                           (iii) At the expiration of a period of three years
                  after the Non-Employee Director's directorship is terminated if such person's directorship is terminated as a result of such person's resignation or removal from the Board because of disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration Date); or

                           (iv) At the expiration of a period of three months
                  after the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated for any reason other than the reasons specified in Article IV, Paragraphs 5(b)(i), 5(b)(ii) or 5(b)(iii).

                  (c) MANNER OF EXERCISE. In order to exercise a nonqualified option granted under Article II, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax as provided in Article XI. The payment of the exercise price for each option granted under Article shall be (i) in cash or check payable and acceptable to the Company, (ii) through tendering to the Company shares of Common Stock already owned by the person (provided that if such shares were acquired pursuant to the prior exercise of a Company granted option, such shares must have been owned for at least six months, and provided further, that the Company may, upon confirming that the person owns the number of shares being tendered issue a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise), (iii) by the person delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option exercise price and any applicable withholding taxes; provided that in the event the person chooses to pay the option exercise price as provided in (iii) above, the person and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (iv) by any combination of the above. The value of each share of Common Stock tendered pursuant to
         (ii) above shall be deemed to be equal to the per share price of the last sale of Common Stock on the trading day prior to the date the option is exercised, based on the composite transactions in the Common Stock as reported in THE WALL STREET JOURNAL. The date of sale of the shares by the broker pursuant to a "cashless exercise" under (iii) above shall be the date of exercise of the option. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

                  (d) OPTIONS NOT TRANSFERABLE. Except as provided in Article IX, no option granted under Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee.

                  (e) ADJUSTMENT OF SHARES. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted under Article IV, or portions thereof then unexercised, shall be exercisable and with any necessary corresponding adjustment in exercise price per shares to the end that after such event the shares subject to Article IV of the Plan and each Non-Employee Director's proportionate interest shall be maintained as before the occurrence of such event. Any adjustment provided for in the preceding provisions of this Paragraph 5(e) shall be subject to any required stockholder action.

                  (f) LISTING AND REGISTRATION OF SHARES. Each option granted under Article IV shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listings registration qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

         6.       OTHER PROVISIONS.

                  (a) The person or persons entitled to exercise, or who have exercised, an option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

                  (b) No option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board may have to remove at any time, with or without Cause, any person to whom such option has been granted from the Board.

                  (c) Notwithstanding any provision of the Plan or the terms of any option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rule or regulations of any governmental regulatory body.

                  (d) If, as of any date that the Plan is in effect, there are not sufficient shares of Common Stock available under the Plan to allow for the grant to each Non-Employee Director of an option for the number of shares provided for in Article IV, each Non- Employee Director shall receive an option for his pro-rata share of the total number of shares of Common Stock then available under the Plan.


                                    ARTICLE V

                     PERFORMANCE STOCK AND PERFORMANCE UNITS

         1. ELIGIBLE INDIVIDUALS. Employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive awards of Performance Stock and/or Performance Units (as hereinafter defined) under this Article V; provided, however, no such individual may receive more than 250,000 Performance Stock and/or Performance Unit awards hereunder during any calendar year.

         2. TERMS AND CONDITIONS OF PERFORMANCE AWARDS. Shares of Performance Stock and Performance Units granted under Article V to an eligible individual (an "EMPLOYEE GRANTEE") shall be, with respect to Performance Stock, a share of Common Stock and, with respect to a Performance Unit, a phantom share of Common Stock. Both types of Awards shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article V, as the Committee shall deem desirable:

                  (a) PERFORMANCE PERIOD AND VESTING. Subject to Article V, Paragraphs 3 and 4, no shares of Performance Stock or Performance Units granted under Article V shall be subject to becoming vested; I.E., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "PERFORMANCE PERIOD"). To the extent not prohibited by other provisions of the Plan, each share of Performance Stock and each Performance Unit granted under Article V shall be subject to becoming vested upon the achievement of such performance goals (Company and/or individual), if any, over such Performance Period as the Committee, in its discretion, may determine at or prior to the grant of such performance Award. The Committee shall also designate, at the date of grant, whether a performance Award is intended to meet the requirements of Section 162(m) of the Code. With respect to any Performance Stock or Performance Unit grant that is intended to meet the requirements of
         Section 162(m) of the Code, the performance goal or goals for such Award shall be with respect to one or more of the following: earnings per share; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue; market share; sales; costs; return on equity; operating cash flow; return on net capital employed ("RONCE") and/or stock price performance. The goals can be applied, where appropriate, with respect to an individual, a business unit or the Company as a whole and need not be based on increases or positive results, but can be based on maintaining the status quo or limiting economic losses, for example. Which goals to use with respect to a performance Award, the weighting of the goals if more than one is used, and whether the goal is to be measured against a Company- established budget or target, an index or a peer group of companies, shall also be determined by the Committee at the time of grant of the Award.

                  (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of
         Article V, and each share of Performance Stock and each Performance Unit granted hereunder, an Employee Grantee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or an affiliated entity of the Company. If an Employee Grantee's employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each share of Performance Stock and each Performance Unit granted to him under Article V which is not then vested shall wholly and completely terminate:

                        (i) At the time the Employee Grantee's employment is terminated if termination is for any reason other than retirement, disability or death; or

                        (ii) if the Employee Grantee's employment is terminated due to retirement, disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Performance Period and the denominator of which is the total number of calendar months in the Performance Period; provided, however, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Performance Period and at the end of such Performance Period shall be forfeited and/or paid as unrestricted stock to the Employee Grantee depending on the achievement of the goals for such Performance Period; provided further, however, with respect to any performance Award not intended on its date of grant to meet the requirements of Section 162(m) of the Code, the Committee may, in its sole discretion, deem the terms and conditions have been met at the date of such termination for all or part of such remaining, nonforfeited portion of the Performance Stock award or Performance Unit award.

                  (c) PERFORMANCE AWARDS NOT TRANSFERABLE. No shares of Performance Stock or Performance Units granted under Article V shall be transferable otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any shares of Performance Stock or Performance Units granted under Article V, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the shares of the Performance Stock or Performance Units involved in such attempt.

         3. AMENDMENT. With respect to any outstanding Performance Stock or Performance Unit, the Committee may, at any time or times, without the consent of the Employee-Grantee, amend the performance objectives and/or the Performance Period for earning such Award.

         4. ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in Article V or in any document or instrument evidencing Performance Stock or Performance Units granted under Article V, upon the occurrence of a Change of Control each share of Performance Stock and each Performance Unit previously granted under Article V which is not then immediately vested in full shall be immediately vested in full, all performance goals shall be deemed to have been met to the fullest extent under the terms of such grant, and the Performance Periods shall immediately end.

         5.       OTHER PROVISIONS.

                  (a) No grant of Performance Stock or Performance Units under
         Article V shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without Cause, the employment of any person to whom such Award has been granted.

                  (b) Each certificate representing Performance Stock awarded under the Plan shall be registered in the name of the Employee Grantee and, during the Performance Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Performance Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Performance Stock shall bear a legend similar to the following:

                  The shares represented by this certificate have been issued pursuant to the terms of the BJ Services Company 1997 Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated _________________.

                  After certification by the Committee as to the satisfaction of the terms and conditions set by the Committee with respect to an Award of (i) Performance Stock, a certificate, without the legend set forth above, for the number of shares of Common Stock that are no longer subject to such restrictions, terms and conditions shall be delivered to the employee and (ii) Performance Units, a certificate for the number of shares of Common Stock equal to the number of Performance Units vested shall be delivered to the employee. The remaining unearned shares of Performance Stock issued with respect to such Award, if any, or unearned Performance Units, as the case may be, shall either be forfeited back to the

         Company or, if appropriate under the terms of the Award applicable to such shares or units, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

                  (c) Notwithstanding any provision of the Plan or the terms of any nonqualified Award granted under Article V, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.


                                   ARTICLE VI

                                   BONUS STOCK

         The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Stock shall be shares of Common Stock that are not subject to a Performance Period under Article V.

                                   ARTICLE VII

                                   CASH AWARDS

         1. ELIGIBLE INDIVIDUALS. Employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive Cash Awards, which may be Tandem Cash Tax Rights, Performance Cash Awards or Bonus Cash Awards (as hereinafter defined) under this
Article VII.

         2. TANDEM CASH TAX RIGHTS. The Committee may grant a Tandem Cash Tax Right with respect to a Performance Stock or Performance Unit Award that, subject to the further provisions hereof, entitles the Employee Grantee to receive from the Company, upon the later of the vesting of the Performance Stock or Performance Unit Award or the date such Performance Stock or Performance Unit Award is taxable to the Employee Grantee, an amount of cash such that the "net" benefit received by the Employee Grantee, after paying all applicable federal, state and other taxes (assuming for this purpose, the highest marginal income tax rate for individuals applies) on the Performance Stock or Performance Unit Award and this Tandem Cash Tax Right, shall be equal to the value of the Performance Stock or Performance Unit Award payment received by the Employee Grantee before any such taxes thereon.

         3. TERMS AND CONDITIONS OF PERFORMANCE CASH AWARDS. Performance Cash Awards granted an Employee Grantee shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article VII, as the Committee shall deem desirable:

                  (a) PERFORMANCE PERIOD AND VESTING. Subject to Article VII, Paragraphs 4 and 5, no Performance Cash Awards granted under Article VII shall be subject to becoming vested; I.E., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "PERFORMANCE PERIOD"). To the extent not prohibited by other provisions of the Plan, each Performance Cash Award granted under
         Article VII shall be subject to becoming vested upon the achievement of such performance goals (Company and/or individual) over such Performance Period as the Committee in its discretion may determine at or prior to the grant of such Performance Cash Award. The Committee shall also designate at the date of grants whether a Performance Cash Award is intended to meet the requirements of Section 162(m) of the Code. With respect to any Performance Cash Award grant that is intended to meet the requirements of Section 162(m) of the Code, the performance goal or goals for such Award shall be with respect to one or more of the following: earnings per share; earnings before Interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue; market share; sales; costs; return on equity; operating cash flow; return on net capital employed ("RONCE") and/or stock price performance. The goals can be applied, where appropriate, with respect to an individual, a business unit or the Company as a whole and need not be based on increases or positive results, but can be based on maintaining the status quo or limiting economic losses, for example. Which goals to use with respect to a Performance Cash Award, the weighting of the goals if more than one is used, and whether the goal is to be measured against a Company-established budget or target, an index or a peer group of companies, shall also be determined by the Committee at the time of grant of the Award.

                  (b) TERMINATION OF EMPLOYMENT AND DEATH. For purposes of
         Article VII and each Performance Cash Award granted hereunder, an Employee Grantee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or an affiliated entity of the Company. If an Employee Grantee's employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each Performance Cash Award granted to him under Article VII which is not then vested shall wholly and completely terminate:

                           (i) At the time the Employee Grantee's employment is
                  terminated if termination is for any reason other than retirement, disability or death; or

                           (ii) If the Employee Grantee's employment is
                  terminated due to retirement, disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Performance Period and the denominator of which is the total number of calendar months in the Performance

                  Period; provided, however, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Performance Period and at the end of such Performance Period shall be forfeited and/or paid in cash to the Employee Grantee depending on the achievement of the goals for such Performance Period;

         provided, however, notwithstanding the foregoing, with respect to any Performance Cash Award not intended on its date of grant to meet the requirements of Section 162(m) of the Code, the Committee may, in its sole discretion, deem the terms and conditions of an Employee Grantee's Performance Cash Award(s) to have been met in full or in part on the date of such Employee Grantee's termination of employment, regardless of the reason for such termination of employment.

                  (c) PERFORMANCE CASH AWARDS NOT TRANSFERABLE. No Performance Cash Awards granted under Article VII shall be transferable otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Performance Cash Awards granted under Article VII, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Performance Cash Awards involved in such attempt.

                  (d) MAXIMUM AWARD. With respect to a Performance Cash Award that is intended to qualify as performance based compensation under
         Section 162(m) of the Code, the maximum aggregate of such awards that may be granted to any one Employee Grantee during any calendar year shall not exceed $2 million.

         4. AMENDMENT. With respect to any outstanding Performance Cash Awards, the Committee may, at any time or times, without the consent of the Employee-Grantee, amend the performance objectives and/or the Performance Period for earning such Award.

         5. ACCELERATION UPON A CHANGE OF CONTROL. Notwithstanding any provision in Article VII or in any document or instrument evidencing Performance Cash Awards granted under Article VII, upon the occurrence of a Change of Control each Performance Cash Award previously granted under Article VII which is not then immediately vested in full shall be immediately vested and payable in cash in full, all performance goals shall be deemed to have been met to the fullest extent under the terms of such grant, and the Performance Periods shall immediately end.

         6.       OTHER PROVISIONS.

                  (a) No grant of a Performance Cash Award under Article VII shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without Cause, the employment of any person to whom such Award has been granted.

                  (b) After certification by the Committee as to the satisfaction of the terms and conditions set by the Committee with respect to a Performance Cash Award, the portion of such Award that is no longer subject to such restrictions, terms and conditions shall be paid (in cash) to the Employee Grantee. The remaining unearned portion of such Performance Award, if any, shall either be forfeited or, if appropriate under the terms applicable to such Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

         7. BONUS CASH AWARDS. The Committee may, from time to time and subject to the provisions of the Plan, grant Bonus Cash Awards to employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Cash Awards shall be cash payments that are not subject to a Performance Period under Article VII.


                                  ARTICLE VIII

                              ADJUSTMENT OF AWARDS

         In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for, a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment to all outstanding Awards or portions thereof then unexercised, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the Awards and each Employee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Employees, the Company, and all other interested persons.


                                   ARTICLE IX

                              TRANSFERABLE OPTIONS

         The Committee may, in its discretion, provide in an option agreement (other than an incentive stock option) that the option right granted to the individual may be transferred (in whole or in part and shall be subject to such terms and conditions as the Committee may impose thereon) by the individual to (i) the spouse, children or grandchildren of the individual ("IMMEDIATE FAMILY MEMBERS"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, the individual, (iii) a partnership in which such Immediate Family Members and, if applicable, the individual are the only partners, or (iv) as otherwise provided for in the option agreement. Following transfer, any such transferred option rights shall continue to be subject to the same terms and conditions as were applicable to the option rights immediately prior to transfer; provided, however, that no transferred option rights shall be exercisable unless arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations the Company may have with respect to the option rights.

                                    ARTICLE X

                              WITHHOLDING FOR TAXES

         Notwithstanding anything in the Plan to the contrary any issuance of Common Stock pursuant to the exercise of an option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the optionee or grantee to tender to the Company shares of Common Stock owned by the optionee or grantee, or to request or, to the extent provided in the Award agreement to direct, the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an option or as a distribution of earned Performance Stock, payment of earned Performance Units or as Bonus Stock, which have a fair market value per share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.


                                   ARTICLE XI

                             PARACHUTE TAX GROSS-UP

         To the extent that the grant, payment, or acceleration of vesting or payment, whether in cash or stock, of any Award made to a participant under the Plan (a "BENEFIT") is subject to a golden parachute excise tax under Section 4999(a) of the Code (a "PARACHUTE TAX"), the Company shall pay such person an amount of cash (the "GROSS-UP AMOUNT") such that the "net" Benefit received by the person under this Plan, after paying all applicable Parachute Taxes (including those on the Gross-up Amount) and any federal or state taxes on the Gross-up Amount, shall be equal to the Benefit that such person would have received if such Parachute Tax had not been applicable.

                                  AMENDMENT TO
                               BJ SERVICES COMPANY
                               1997 INCENTIVE PLAN

         WHEREAS, BJ Services Company (the "Company") has heretofore adopted the BJ Services Company 1997 Incentive Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company:

         1. The first sentence of Article I, Paragraph 2 of the Plan shall be deleted and the following shall be substituted therefor:

         "The aggregate number of shares of Common Stock, $.10 par value per share, of the Company ('Common Stock') that may be issued under the Plan shall not exceed 3,000,000 shares; provided, however, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as hereinafter defined), whose determination shall be final and binding upon the Company and all other interested persons."

         2. The following shall be added at the end of the first sentence of
Article II, Paragraph 1 of the Plan:

         "(subject to adjustment in the same manner as provided in Article I, Paragraph 2 with respect to shares of Common Stock available under the
         Plan)"

         3. Article II, Paragraph 3(b)(iv) of the Plan shall be deleted and the following shall be substituted therefor:

                  "(iv) If the Employee Optionee's employment is terminated after the six-month period following the date of grant for any reason (other than such person's death, retirement, disability or Cause termination), at the expiration of a period of three months after the Employee Optionee's employment is so terminated except (A) as otherwise provided for in the option. agreement (but for no longer than one year) or (B) as prodded in Article XII: provided however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the Nonqualified Option Expiration Date."

         4. Article II, Paragraph 3(b)(v) of the Plan shall be deleted.

         5. The first sentence of Article II, Paragraph 3(e) of the Plan shall be deleted and the following shall be substituted therefor:

         "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for, a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all, outstanding nonqualified options granted under
         Article II, or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article II of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event."

         6. The following shall be added at the end of the first sentence of
Article III, Paragraph I of the Plan:

         "(subject to adjustment in the same manner as provided in Article I, Paragraph 2 with respect to shares of Common Stock available under the
         Plan)"

         7. Article III, Paragraph 3(b)(iv) of the Plan shall be deleted and the following shall be substituted therefor:

                  "(iv) If the Employee Optionee's employment is terminated after the six-month period following the date of grant for any reason (other than such person's death, retirement, disability or Cause termination), at the expiration of a period of three months after the Employee Optionee's employment is so terminated except (A) as otherwise provided for in the option agreement (but for no longer than one year) or (B) as provided in Article XII; provided however, notwithstanding anything to the contrary, no option shall ever be exercisable later than the ISO Expiration Date;"

         8. Article III, Paragraph 3(b)(v) of the Plan shall be deleted.

         9. The first sentence of Article 111, Paragraph 3(e) of the Plan shall be deleted and the following shall be substituted therefor:

         "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock splits, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares to which all outstanding incentive stock options granted under Article III or portions thereof then unexercised, shall be exercisable, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the shares subject to Article III of the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event."

         10. The last sentence of Article III, Paragraph 3(e) of the Plan shall be deleted.

          11. The following shall be added at the end of the first sentence of
Article V, Paragraph 1 of the Plan:

         "(subject to adjustment in the same manner as provided in Article I, Paragraph 2 with respect to shares of Common Stock available under the
         Plan)"

         12. Article VIII of the Plan shall be deleted and the following shall be substituted therefor:

                                  "ARTICLE VIII

                              ADJUSTMENT OF AWARDS

                  "In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to all outstanding Awards, or portions thereof then unexercised, and with any necessary corresponding adjustment in exercise price per share, to the end that after such event the Awards and each Employee's proportionate interest shall be maintained as before the occurrence of such event. Any such adjustment made by the Committee shall be final and binding upon all Employees, the Company, and all other interested persons."

         13. The following new Article XII shall be added to the Plan:

                                  "ARTICLE XII

                                CHANGE OF CONTROL

          Notwithstanding any provision to the contrary in the Plan, the following additional provisions shall become effective upon the occurrence of a Change of Control:


         (a) PUBLICLY-TRADED STOCK TRANSACTION. If the consideration offered to shareholders of the Company in connection with a Change of Control consists of shares of the common stock ('New Stock') of the entity acquiring the Company or the parent company of the entity acquiring the Company (the 'Acquiring Entity') that are publicly traded, upon the occurrence of such Chance of Control, the Acquiring Entity shall assume the each Employee Optionee's outstanding options to purchase Common Stock ('Prior Options') and each such Prior Option shall become an option (a 'New Option') (i) to purchase that number of shares of New Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of such Prior Option by the exchange ratio of Common Stock in the transaction, (ii) at an exercise price per share determined by dividing the per share exercise price of such Prior Option by the exchange ratio of Common Stock in the transaction and (iii) otherwise upon the same terms and conditions as such Prior Option, except that (A) such New Option shall be exercisable until the applicable Nonqualified Option Expiration Date or ISO Expiration Date regardless of any termination of Employee Optionee's employment following the Change of Control, and (B) such New Option may be surrendered to the Acquiring Entity during the 90-day period following the occurrence of the Change of Control in return for a payment in cash or shares of New Stock or a combination of cash and shares of New Stock as determined by the Acquiring Entity, equal in value to the excess of (I) the higher of (1) the per share value of the consideration received by shareholders of the Company upon the occurrence of the Chance of Control (valued for such purpose as of the date of the Change of Control) or (2) the highest per share price for Common Stock of the Company during the period commencing with the public announcement of the proposed Change of Control transaction and ending upon the occurrence of the Change of Control over (II) the per share exercise price of the Common Stock of the Company under the Prior Option, multiplied by the number of shares of Common Stock of the Company subject to the Prior Option.

         (b) OTHER TRANSACTION. If the consideration offered to shareholders of the Company in connection with a Change of Control consists of cash or of New Stock that is not publicly traded, upon the occurrence of such Chance of Control, each Employee Optionee shall surrender each of his outstanding options to purchase Common Stock to the Acquiring Entity in return for a payment in cash equal to the Black-Scholes value of such option as of the date of the Change of Control, without discount for risk of forfeiture and non-transferability. The Black-Scholes valuation for this purpose shall be performed using a risk free rate for option term as determined by the then current rate on Treasury bills with a maturity approximating the remaining option life, and estimated future annual stock volatility based on the prior twelve months volatility."

         14. As amended hereby, the Plan is specifically ratified and reaffirmed.

------------------------------------------------------------------------------


                             BJ SERVICES COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JANUARY 27, 2000

     The Annual Meeting of the Stockholders of BJ Services Company (the "Company") will be held on Thursday, January 27, 2000, at 11:00 a.m. local time, at The Houstonian located at 111 North Post Oak Lane, Houston, Texas, for the following purposes:

     1. To elect three Class I directors to serve a three-year term;

     2. To approve amendments to the BJ Services Company 1990 Stock Incentive Plan.

     3. To approve amendments to the BJ Services Company 1995 Incentive Plan.

     4. To approve amendments to the BJ Services Company 1997 Incentive Plan.

     5. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby constitutes and appoints J. W. Stewart, Michael McShane and Margaret B. Shannon, and each of them, his true and lawful agents and proxies with power of substitution and resubstitution in each, to represent and vote at the Annual Meeting scheduled to be held on January 27, 2000, or at any adjournment or postponement thereof on all matters coming before said meeting, all shares of common stock of BJ Services Company which the undersigned
may be entitled to vote. The above proxies are
hereby instructed to vote as shown on the reverse
side of this card.                                    BJ SERVICES COMPANY
                                                      P.O. BOX 11099
            YOUR VOTE IS IMPORTANT                    NEW YORK, N.Y. 10203-0099

TO ASSURE YOUR REPRESENTATION AT THE MEETING,
PLEASE SIGN, DATE AND RETURN YOUR PROXY AS
PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

(Continued and to be dated and signed on the reverse side.)

------------------------------------------------------------------------------

                        DETACH PROXY CARD HERE

-----------------------------------------------------------------------------------------------------------------------------------


/   /


This proxy when properly executed will be voted in the manner directed hereto. If no direction is made, this proxy will be voted
FOR the election of the nominees for Director and FOR Proposal No. 2, Proposal No. 3 and Proposal No. 4.
   The Board of Directors recommends a vote FOR the election of the nominees for Director and FOR Proposal No. 2, Proposal No. 3 and Proposal No. 4.

1. To elect three Class I directors to serve      FOR all nominees    /X/    WITHHOLD AUTHORITY to vote     /X/    *EXCEPTIONS  /X/
   a three-year term.                             listed below               for all nominees listed below

Nominees for election as Class I directors: John R. Huff, R. A. LeBlanc and Michael E. Patrick
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

 Exceptions ____________________________________________________________________________________________________________________
2. To approve amendments to the BJ Services Company 1990 Stock Incentive
   Plan.                                                                     FOR   /X/       AGAINST   /X/       ABSTAIN   /X/

3. To approve amendments to the BJ Services Company 1995 Incentive Plan.
                                                                             FOR   /X/       AGAINST   /X/       ABSTAIN   /X/

4. To approve amendments to the BJ Services Company 1997 Incentive Plan.
                                                                             FOR   /X/       AGAINST   /X/       ABSTAIN   /X/

5. In the discretion of the proxies, such other business as may properly                                CHANGE OF ADDRESS AND
   come before the meeting and any adjournments or postponements thereof.                               OR COMMENTS MARK HERE  /X/

                                                                                             NOTE: Please sign, date and return
                                                                                             your instruction promptly in the
                                                                                             enclosed envelope. Sign exactly as
                                                                                             name(s) appear(s) hereon. Joint
                                                                                             owners should each sign. When signing
                                                                                             as attorney, executor, administrator,
                                                                                             trustee or guardian or other
                                                                                             fiduciary, please give full title as
                                                                                             such.

                                                                                             Dated: ------------------------------

                                                                                             -------------------------------------
                                                                                                            Signature(s)

                                                                                             -------------------------------------
                                                                                                            Signature(s)

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)          VOTES MUST BE INDICATED (X) IN BLACK
                                                                                             OR BLUE INK.

-----------------------------------------------------------------------------------------------------------------------------------


                    PLEASE DETACH HERE
      YOU MUST DETACH THIS PORTION OF THE PROXY CARD
       BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE